    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 9, 1997
                                              SECURITIES ACT FILE NO. 333-
                                       INVESTMENT COMPANY ACT FILE NO. 811-07203
       POST-EFFECTIVE AMENDMENT TO REGISTRATION STATEMENT AS STATED BELOW
--------------------------------------------------------------------------------
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM N-2
[X]  REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
[ ]  PRE-EFFECTIVE AMENDMENT NO.
[ ] POST-EFFECTIVE AMENDMENT NO.
       AND/OR
[X]  REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
[X] AMENDMENT NO. 6
     (CHECK APPROPRIATE BOX OR BOXES)

                            ------------------------

                  MERRILL LYNCH MUNICIPAL STRATEGY FUND, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                             800 SCUDDERS MILL ROAD
                          PLAINSBORO, NEW JERSEY 08536
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (609) 282-2800
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                 ARTHUR ZEIKEL
                  MERRILL LYNCH MUNICIPAL STRATEGY FUND, INC.
              800 SCUDDERS MILL ROAD, PLAINSBORO, NEW JERSEY 08536
        MAILING ADDRESS: P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                   COPIES TO:

               MARK B. GOLDFUS, ESQ.                              FRANK P. BRUNO, ESQ.
            FUND ASSET MANAGEMENT, L.P.                             BROWN & WOOD LLP
                   P.O. BOX 9011                                 ONE WORLD TRADE CENTER
            PRINCETON, N.J. 08543-9011                        NEW YORK, NEW YORK 10048-0557

                            ------------------------

    APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of this Registration Statement.

    If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Securities Act"), other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [X]

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

    If this Form is a post-effective amendment filed pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

    If delivery of the prospectus is expected to be made pursuant to Rule 434 under the Securities Act, please check the following box. [ ]

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
                                                                     MAXIMUM
                                                     MAXIMUM        AGGREGATE       AMOUNT OF
      TITLE OF SECURITIES         AMOUNT BEING    OFFERING PRICE     OFFERING      REGISTRATION
       BEING REGISTERED            REGISTERED        PER UNIT        PRICE(1)         FEE(2)
-------------------------------------------------------------------------------------------------
Common Stock ($.10 par value)    32,258 shares        $10.23         $329,999        $100(3)
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------

(1) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457 under the Securities Act of 1933.

(2) Transmitted prior to the filing date to the designated lockbox at Mellon Bank in Pittsburgh, PA.

(3) The amount of the registration fee does not include $2,403.10 which has previously been paid to the Commission for registration fees relating to 1,393,796 shares registered pursuant to Securities Act File No. 33-54655 and unissued as of January 7, 1997.

                            ------------------------

    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

    PURSUANT TO RULE 429 UNDER THE SECURITIES ACT, THE PROSPECTUS IN THIS REGISTRATION STATEMENT IS A COMBINED PROSPECTUS AND RELATES TO REGISTRATION STATEMENT NO. 33-54655, AS AMENDED, PREVIOUSLY FILED BY THE REGISTRANT ON FORM N-2. THIS REGISTRATION STATEMENT ALSO CONSTITUTES POST-EFFECTIVE AMENDMENT NO. 1 TO REGISTRATION STATEMENT NO. 33-54655, AND SUCH POST-EFFECTIVE AMENDMENT SHALL HEREAFTER BECOME EFFECTIVE CONCURRENTLY WITH THE EFFECTIVENESS OF THIS REGISTRATION STATEMENT AND IN ACCORDANCE WITH SECTION 8(C) OF THE SECURITIES ACT. THE REGISTRATION STATEMENT AND THE REGISTRATION STATEMENT AMENDED HEREBY ARE COLLECTIVELY REFERRED TO HEREUNDER AS THE "REGISTRATION STATEMENT".

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                  MERRILL LYNCH MUNICIPAL STRATEGY FUND, INC.

                             CROSS REFERENCE SHEET

                            PURSUANT TO RULE 404(C)

              ITEM NUMBER, FORM N-2                          CAPTION IN PROSPECTUS
------------------------------------------------- --------------------------------------------
PART A--INFORMATION REQUIRED IN A PROSPECTUS
  1. Outside Front Cover Page.................... Outside Front Cover Page
  2. Inside Front and Outside Back Cover Pages... Inside Front and Outside Back Cover Pages
  3. Fee Table and Synopsis...................... Prospectus Summary; Fee Table
  4. Financial Highlights........................ Financial Highlights
  5. Plan of Distribution........................ Prospectus Summary; Purchase of Shares
  6. Selling Shareholders........................ Not Applicable
  7. Use of Proceeds............................. Investment Objective and Policies
  8. General Description of the Registrant....... Prospectus Summary; The Fund; Investment
                                                    Objective and Policies Risk and Special
                                                    Considerations of Leverage; Investment
                                                    Restrictions
  9. Management.................................. Investment Advisory and Administrative
                                                    Arrangements; Directors and Officers
 10. Capital Stock, Long-Term Debt, and Other
       Securities................................ Description of Capital Stock
 11. Defaults and Arrears on Senior Securities... Not Applicable
 12. Legal Proceedings........................... Not Applicable
 13. Table of Contents of the Statement of
       Additional Information.................... Not Applicable
PART B--INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION
 14. Cover Page.................................. Not Applicable
 15. Table of Contents........................... Not Applicable
 16. General Information and History............. Not Applicable
 17. Investment Objective and Policies........... Prospectus Summary; Investment Objective and
                                                    Policies; Investment Restrictions
 18. Management.................................. Directors and Officers; Investment Advisory
                                                  and Administrative Arrangements
 19. Control Persons and Principal Holders of
       Securities................................ Investment Advisory and Administrative
                                                    Arrangements
 20. Investment Advisory and Other Services...... Investment Advisory and Administrative
                                                    Arrangements; Custodian; Purchase of
                                                    Shares; Transfer Agent, Dividend
                                                    Disbursing Agent and Shareholder Servicing
                                                    Agent; Experts
 21. Brokerage Allocation and Other Practices.... Portfolio Transactions
 22. Tax Status.................................. Taxes
 23. Financial Statements........................ Financial Statements

PART C--OTHER INFORMATION

     Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

     INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY STATE.

                             SUBJECT TO COMPLETION
                  PRELIMINARY PROSPECTUS DATED JANUARY 9, 1997

PROSPECTUS

FEBRUARY   , 1997

                  MERRILL LYNCH MUNICIPAL STRATEGY FUND, INC.
                                  COMMON STOCK

                            ------------------------
     Merrill Lynch Municipal Strategy Fund, Inc. (the "Fund") is a continuously offered, non-diversified, closed-end management investment company seeking to provide shareholders with as high a level of current income exempt from Federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing primarily in a portfolio of long-term, investment grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal income taxes. The Fund intends to maintain at least 75% of its total assets in municipal obligations which are rated investment grade or, if unrated, are considered by Fund Asset Management, L.P. (the "Investment Adviser") to be of comparable quality. THE FUND MAY INVEST UP TO 25% OF ITS TOTAL ASSETS IN MUNICIPAL OBLIGATIONS WHICH ARE RATED BELOW INVESTMENT GRADE (SUCH OBLIGATIONS ARE COMMONLY REFERRED TO AS "JUNK BONDS") OR, IF UNRATED, ARE CONSIDERED BY THE INVESTMENT ADVISER TO BE OF COMPARABLE QUALITY. The Fund may invest in certain tax-exempt securities classified as "private activity bonds" that may subject certain investors in the Fund to an alternative minimum tax. At times, the Fund may seek to hedge its portfolio through the use of options and futures transactions. There can be no assurance that the investment objective of the Fund will be realized.

     No market presently exists for the Fund's Common Stock and it is not currently expected that a secondary market will develop. The Fund intends to offer shares of preferred stock from time to time representing up to approximately 35% of the Fund's capital. There can be no assurance, however, that preferred stock representing such percentage of the Fund's capital will actually be issued. INVESTORS SHOULD NOTE THE SPECIAL RISKS ASSOCIATED WITH THE LEVERAGING OF THE COMMON STOCK. SEE "RISKS AND SPECIAL CONSIDERATIONS OF
LEVERAGE" AND "DESCRIPTION OF CAPITAL STOCK."           (Continued on next page)

                            ------------------------
  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY
                     OF THIS PROSPECTUS. ANY REPRESENTATION
                     TO THE CONTRARY IS A CRIMINAL OFFENSE.

---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
                                                PRICE TO               SALES             PROCEEDS TO
                                                PUBLIC(1)             LOAD(2)              FUND(3)

---------------------------------------------------------------------------------------------------------
Per Share.................................           $                None(2)                 $
---------------------------------------------------------------------------------------------------------
Total(3)..................................           $                None(2)                 $
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------

(1) The Common Stock is offered on a best efforts basis at a price equal to net asset value, which from November 3, 1995 (commencement of operations) to the date of this Prospectus, has ranged from $9.58 to $10.37 per share.

(2) Because Merrill Lynch Funds Distributor, Inc. will pay all offering expenses (other than registration fees) and sales commissions to selected dealers (primarily Merrill Lynch, Pierce, Fenner & Smith Incorporated) from its own assets, all of the proceeds of the offering will be available to the Fund for investment in portfolio securities. See "Purchase of Shares." Purchases of shares of the Fund are not subject to any front-end sales charge, but are subject to a contingent deferred sales charge of up to 3.0% of the original purchase amount as described herein.

(3) These amounts (a) do not take into account (i) organizational expenses of the Fund of approximately $249,048, which are being amortized over a five-year period and charged as expenses against the income of the Fund or
    (ii) prepaid registration fees, in the amount of approximately $130,000, which will be charged to income as the related shares are issued, and (b) assume all shares currently registered are sold pursuant to a continuous offering.

                            ------------------------
               MERRILL LYNCH FUNDS DISTRIBUTOR, INC.--DISTRIBUTOR

(Continued from previous page)

     Shares of Common Stock of the Fund are offered on a best efforts basis at a price equal to the next determined net asset value per share without a front-end sales charge. As of the date of this Prospectus, net asset value per share is
$          . Shares may be purchased directly from Merrill Lynch Funds
Distributor, Inc. (the "Distributor"), P.O. Box 9081, Princeton, New Jersey 08543-9081, (609), 282-2800, or from securities dealers which have entered into dealer agreements with the Distributor, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"). Merrill Lynch may charge its customers a processing fee (presently $4.85) for confirming purchases and repurchases. Purchases directly through the Distributor, (609) 282-2800, are not subject to the processing fee. The minimum initial purchase is $1,000 and the minimum subsequent purchase is $50. See "Purchase of Shares."

     Since the Fund's Common Stock may not be considered readily marketable, the Board of Directors of the Fund presently intends, but is not required, to make tender offers on a quarterly basis to purchase all or a portion of the Common Stock of the Fund from shareholders at the net asset value per share. In the event that tender offers are not made, however, shareholders may find that their shares of Common Stock are not marketable. See "Tender Offers." Shares of Common Stock purchased by the Fund pursuant to tender offers which have been held for less than three years will be subject to a CDSC which will not exceed 3.0% of the original purchase amount for such Common Stock, which will be paid to the Distributor. See "Contingent Deferred Sales Charge."

     As of the date of this Prospectus, the Fund has outstanding an aggregate of 1,520 shares of its Auction Market Preferred Stock(R), Series A (the "Series A AMPS(R)"), which represent approximately 31% of the Fund's capital. The Fund intends to issue preferred stock from time to time representing up to approximately 35% of the Fund's capital. There can be no assurance, however, that preferred stock representing any particular percentage of the Fund's capital will actually be issued. The issuance of preferred stock results in a leveraging of the Common Stock. The Series A AMPS pay dividends that are adjusted generally every seven days and the dividend rate on the Series A AMPS is based upon prevailing interest rates for debt obligations of comparable maturity. The proceeds of the Series A AMPS issuance have been invested in longer-term obligations in accordance with the Fund's investment objective, as will the proceeds of the issuance of any other preferred stock. The Fund may issue additional shares of its Series A AMPS or other preferred stock in the future. Other preferred stock will pay dividends that will be adjusted over either relatively short-term periods (generally seven to 28 days) or medium-term periods (up to five years) and the dividend rates thereon will be based upon prevailing interest rates for debt obligations of comparable maturities. Because under normal market conditions, obligations with longer maturities produce higher yields than short-term and medium-term obligations, the Investment Adviser believes that the spread inherent in the difference between the short-term and medium-term rates paid by the Fund and the longer-term rates received by the Fund will provide holders of Common Stock with a potentially higher yield.

     The Fund is designed primarily for long-term investors and should not be considered a vehicle for trading purposes. The address of the Fund is 800 Scudders Mill Road, Plainsboro, New Jersey 08536, and its telephone number is
(609) 282-2800. This Prospectus sets forth concisely information about the Fund that a prospective investor ought to know before purchasing shares. Investors are advised to read this Prospectus carefully and retain it for future reference.
------------------
(R)Registered trademark of Merrill Lynch & Co., Inc.

                               PROSPECTUS SUMMARY

     The following summary is qualified in its entirety by reference to the more detailed information included elsewhere in this Prospectus.

THE FUND Merrill Lynch Municipal Strategy Fund, Inc. (the "Fund") is a continuously offered, non-diversified, closed-end management investment company. See "The Fund."

THE OFFERING             Shares of Common Stock of the Fund may be offered by
                         Merrill Lynch Funds Distributor, Inc. (the
                         "Distributor"), and other securities dealers which have entered into selected dealer agreements with the Distributor, including Merrill Lynch, Pierce, Fenner &
                         Smith Incorporated ("Merrill Lynch").

                         The Fund offers its Common Stock at a price equal to the next determined net asset value per share without a front-end sales charge (although in certain cases a CDSC may apply as described herein). The minimum initial is $1,000 and the minimum subsequent purchase is $50. The Fund reserves the right to waive or modify the initial and subsequent minimum investment requirements at any time. See "Purchase of Shares."

INVESTMENT OBJECTIVE
  AND POLICIES           The investment objective of the Fund is to provide
                         shareholders with as high a level of current income exempt from Federal income taxes as is consistent with its investment policies and prudent investment management. The Fund will seek to achieve its investment objective by investing primarily in a portfolio of long-term investment grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal income taxes. The Fund intends to maintain at least 75% of its total assets in municipal obligations which are rated investment grade or, if unrated, are considered by the Investment Adviser to be of comparable quality.
                         The Fund may invest up to 25% of its total assets in municipal obligations which are rated below investment grade or, if unrated, are considered by the Investment
                         Adviser to be of comparable quality. Such lower quality municipal obligations (also commonly referred to as "junk bonds") are frequently traded only in markets where the number of potential purchasers and sellers, if any, is very limited. See "Investment Objective and Policies."

TENDER OFFERS            No market presently exists for the Fund's Common Stock
                         and it is not currently anticipated that a secondary market will develop. In view of this, the Board of Directors of the Fund intends to make tender offers on a quarterly basis to purchase Common Stock of the Fund from shareholders at a price per share equal to the net asset value per share of the Common Stock determined at the close of business on the day an offer terminates.

                         Although the Board of Directors currently intends to make quarterly tender offers for the Common Stock, it is under no obligation to do so and no assurance can be given that in any particular quarter a tender offer will be made. If a tender offer is not made, shareholders may be unable to sell their shares. Shares of Common Stock which have been held for less than three years and which are purchased by the Fund pursuant to tender offers will be subject to a CDSC. See "Contingent Deferred Sales Charge." In addition, Merrill Lynch may charge its customers a processing fee (presently, $4.85) to confirm a repurchase of shares from such customers pursuant to a Tender Offer. Tenders made directly through the Distributor, (609) 282-2800, are not subject to the processing fee.

LEVERAGE As of the date of this Prospectus, the Fund has outstanding an aggregate of 1,520 shares of its Auction Market Preferred Stock(R), Series A (the "Series A AMPS(R)"), which represent approximately 31% of the Fund's capital. The Fund intends to issue preferred stock from time to time representing up to approximately 35% of the Fund's capital. There can be no assurance, however, that preferred stock representing any particular percentage of the Fund's capital will actually be issued. The issuance of preferred stock results in a leveraging of the Common Stock. The Series A AMPS pay dividends that are adjusted generally every seven days and the dividend rate on the Series A AMPS is based upon prevailing interest rates for debt obligations of comparable maturity. The proceeds of the Series A AMPS issuance have been invested in longer-term obligations in accordance with the Fund's investment objective, as will the proceeds of the issuance of any other preferred stock. The Fund may issue additional shares of its Series A AMPS or other preferred stock in the future. Other preferred stock will pay dividends that will be adjusted over either relatively short-term periods (generally seven to 28 days) or medium-term periods (up to five years) and the dividend rates thereon will be based upon prevailing interest rates for debt obligations of comparable maturities. Issuance and ongoing expenses of the preferred stock will be borne by the Fund and will reduce the net asset value of the Common Stock. Additionally, under certain circumstances when the Fund is required to allocate taxable income to holders of preferred stock, the Series A AMPS require, and it is anticipated that the terms of any other preferred stock will require, the Fund to make an additional distribution to such holders in an amount approximately equal to the tax liability resulting from such allocation and such additional distribution (such amount, an "Additional Distribution").

                         The use of leverage by the Fund creates an opportunity for increased net income, but, at the same time, creates special risks. Because under normal market conditions obligations with longer maturities produce higher yields than short-term and medium-term obligations, the Investment Adviser believes that the spread inherent in the difference between the short-term and medium-term rates (and any Additional Distribution) paid by the Fund and the longer-term rates received by the Fund will provide holders of Common Stock with a potentially higher yield. Investors should note, however, that leverage creates certain risks for holders of Common Stock, including higher volatility of both the net asset value and market value of the Common Stock. Since any decline in the value of the Fund's investments will be borne entirely by holders of Common Stock, the effect of leverage in a declining market would result in a greater decrease in net asset value than if the Fund were not leveraged, which would likely be reflected in a decline in the market price for shares of Common Stock. Additionally, fluctuations in the dividend rates on, and the amount of taxable income allocable to, the preferred stock will affect the yield to holders of Common Stock. See "Risks and Special Considerations of Leverage." Holders of the Common Stock will receive all net income of the Fund remaining after payment of dividends (and any Additional Distribution) on the Series A AMPS and any other preferred stock to be issued by the Fund and will generally be entitled to a pro rata share of net realized capital gains. Upon any liquidation of the Fund, the holders of shares of preferred stock will be entitled to receive liquidating distributions (expected to equal the original purchase price per share of preferred stock plus any accumulated and unpaid dividends thereon and any accumulated and unpaid Additional Distribution) before any distribution is made to holders of Common Stock. See "Description of Capital Stock--Preferred Stock."

                         Holders of preferred stock, voting as a separate class, will be entitled to elect two of the Fund's Directors, and holders of common and preferred stock, voting together as a single class, will be entitled to elect the remaining Directors. If at any time dividends on the Fund's preferred stock were to be in arrears in an amount equal to two full years of dividend payments, the holders of all outstanding shares of preferred stock, voting as a separate class, would be entitled to elect a majority of the Fund's Directors. The holders of preferred stock will also vote separately on certain other matters as required under the Fund's Articles of Incorporation and the Investment Company Act of 1940, as amended (the "1940 Act"), and Maryland law but otherwise will have equal voting rights with holders of Common Stock (one vote per share) and will vote together with holders of Common Stock as a single class. See "Description of Capital Stock--Preferred Stock--Voting Rights."

                         There can be no assurance that the Fund will be able to realize a higher net return on its investment portfolio than the then current dividend rate

                         (and any Additional Distribution) on the preferred stock. Changes in certain factors could cause the relationship between the short-term and medium-term dividend rates (and any Additional Distribution) paid by the Fund on the preferred stock and the long-term rates received by the Fund on its investment portfolio to change so that such short-term and medium-term rates (and any Additional Distribution) may substantially increase relative to rates on the long-term obligations in which the Fund may be invested. Under such conditions, the Fund's leveraged capital structure would result in a greater decline in the net asset value of the Common Stock and a greater decrease in the current yield paid to holders of Common Stock than if the Fund were not leveraged. The Fund will have the authority to redeem the preferred stock for any reason and may redeem all or part of the preferred stock if it anticipates that the Fund's leveraged capital structure will result in a lower rate of return to holders of the Common Stock than that obtainable if the Common Stock were unleveraged for any significant amount of time or in order to maintain asset coverage required by the 1940 Act and any nationally recognized statistical rating organization rating the preferred stock. The leveraging of the Common Stock would be eliminated during any period that preferred stock is not outstanding.

                         The Series A AMPS have been rated "aaa" by Moody's Investors Service, Inc. ("Moody's") and AAA by Standard & Poor's Ratings Services ("S&P"). Prior to the time it offers additional preferred stock, the Fund intends to apply for ratings on such preferred stock from one or more nationally recognized statistical rating organizations. The Fund believes that obtaining a rating for such preferred stock will enhance the marketability of the preferred stock and thereby reduce the dividend rate on the preferred stock from that which the Fund would be required to pay if the preferred stock were not rated. Ratings on preferred stock issued by the Fund should not be confused with ratings on obligations held by the Fund.

INVESTMENT ADVISER       Fund Asset Management, L.P. is the Fund's investment
                         adviser (the "Investment Adviser") and is responsible
                         for the management of the Fund's investment portfolio
                         and for providing administrative services to the Fund.
                         For its advisory services, the Fund pays the Investment
                         Adviser a monthly fee at the annual rate of 0.50 of 1%
                         of the Fund's average daily net assets. For
                         administrative services, the Fund pays the Investment
                         Adviser a monthly fee at the annual rate of 0.25 of 1%
                         of the Fund's average daily net assets. While the
                         aggregate of the advisory and administrative fees is
                         higher than that paid by many other investment
                         companies, it is similar to that paid by other
                         continuously offered closed-end funds. The Investment
                         Adviser is an affiliate of Merrill Lynch Asset Manage-
                         ment, L.P. ("MLAM"), which is owned and controlled by
                         Merrill Lynch & Co., Inc. ("ML & Co."). The Investment
                         Adviser or MLAM acts as the investment adviser to more
                         than 130 other registered management investment
                         companies. The Investment Adviser also offers portfolio
                         management and portfolio analysis services to
                         individuals and institutions. As of December 31, 1996,
                         the Investment Adviser and MLAM had a total of
                         approximately $       billion in investment company and
                         other portfolio assets under management (approximately
                         $     billion of which were invested in municipal
                         securities), including accounts of certain affiliates of the Investment Adviser. See "Investment Advisory and
                         Administrative Arrangements."

DIVIDENDS
AND DISTRIBUTIONS        The Fund intends to pay dividends monthly and to
                         distribute substantially all of its net investment income to holders of Common Stock. As long as any preferred stock is outstanding, monthly distributions to holders of Common Stock will consist of substantially all net investment income remaining after the payment of dividends (and any Additional
                         Distribution) on the Series A AMPS and any other preferred stock to be issued by the Fund. Net capital gains, if any, will be distributed at least annually to holders of Common Stock and on a pro rata basis to holders of Common Stock and preferred stock. When capital gains or other taxable income is allocated to holders of preferred stock under certain circumstances, the terms of the Series A AMPS require, and it is anticipated that the terms of any other preferred stock will require, the Fund to make an Additional
                         Distribution. The Fund is not permitted to declare any cash dividend or other distribution on its Common Stock unless asset coverage (as defined in the 1940 Act) with respect to the Fund's preferred stock is at least 200%.
                         As of the date of this Prospectus, the Series A AMPS represent approximately 31% of the Fund's capital and the asset coverage with respect to the Series A AMPS is approximately 326%. If the Fund's ability to make distributions on its Common Stock is limited, this could under certain circumstances impair the ability of the Fund to maintain its qualification for taxation as a regulated investment company, which would have adverse tax consequences for holders of Common Stock.
                         See "Taxes."

AUTOMATIC DIVIDEND
REINVESTMENT PLAN        All dividends and capital gains distributions will be
                         automatically reinvested in additional shares of Common
                         Stock of the Fund unless a shareholder elects to receive cash. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to confirm that they may participate in the Fund's dividend reinvestment plan. See "Automatic
                         Dividend Reinvestment Plan."

                    RISK FACTORS AND SPECIAL CONSIDERATIONS

     The Fund expects that there will be no secondary market for its Common Stock. Moreover, Merrill Lynch and other selected dealers are prohibited under applicable law from making a market in the Fund's Common Stock while the Fund is making either a public offering of or a tender offer to purchase its Common Stock. To the extent a secondary market does develop, however, investors should be aware that the shares of closed-end funds frequently trade in the secondary market at a discount. Should there be a secondary market for the Fund's shares of Common Stock, the market price of the shares may vary from net asset value.

     Because of the lack of a secondary market and the CDSC, the Fund is designed primarily for long-term investors and should not be considered a vehicle for trading purposes.

     The net asset value of the Fund's shares of Common Stock will fluctuate with interest rate changes as well as with price changes of the Fund's portfolio securities, and these fluctuations are likely to be greater in the case of a fund having a leveraged capital structure, such as the Fund. See "Risks and Special Considerations of Leverage."

     The Fund has registered as a "non-diversified" investment company so that it will be able to invest more than 5% of its assets in the obligations of any single issuer, subject to the diversification requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to the Fund. Since the Fund may invest a relatively high percentage of its assets in the obligations of a limited number of issuers, the Fund may be more susceptible than a more widely-diversified fund to any single economic, political or regulatory occurrence.

     The Fund intends to invest at least 75% of its total assets in municipal obligations that are rated in the investment grade rating categories by S&P, Moody's or Fitch Investors Service, Inc. ("Fitch") or, if not rated, are considered to be of comparable quality by the Investment Adviser. Obligations rated in the lowest investment-grade category have certain speculative characteristics. Additionally, the Fund may invest up to 25% of its total assets in municipal obligations which are rated below investment grade (such obligations are commonly referred to as "junk bonds") or, if not rated, considered by the Investment Adviser to be of comparable quality. These securities are regarded as predominantly speculative and investments therein entail certain risks. See "Investment Objective and Policies." The Fund may invest in certain tax-exempt securities classified as "private activity bonds" that may subject certain investors in the Fund to the alternative minimum tax. See "Taxes--General."

     The following table sets forth the average monthly dollar-weighted market value by S&P rating category of the obligations held by the Fund during the fiscal year ended October 31, 1996:

            Rated Obligations.......................................   85.1%
            AAA: 31.5%; AA: 11.2%; A: 16.3%; BBB: 20.1%; and BB:
              6.0%
            Unrated Obligations*....................................   14.9%

---------------

* Obligations which are not rated by S&P. Such obligations may be rated by nationally recognized statistical rating organizations other than S&P, or may not be rated by any of such organizations. With respect to the percentage of the Fund's assets invested in such securities, the Fund's Investment Adviser believes that 2.4% are of comparable quality to obligations rated AAA, 4.1% are of comparable quality to obligations rated AA, 2.6% are of comparable quality to obligations rated BBB, 4.9% are of comparable quality to obligations rated BB, and 0.9% are of comparable quality to obligations rated
  B. This determination is based on the Investment Adviser's own internal evaluation and does not necessarily reflect how such securities would be rated by S&P if it were to rate the securities.

     The Fund will be subject to certain restrictions on investments imposed by guidelines of one or more nationally recognized statistical rating organizations which may issue ratings for the preferred stock. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the Investment Adviser from managing the Fund's portfolio in accordance with the Fund's investment objective and policies.

     In order to seek to hedge various portfolio positions or to enhance its return, the Fund may invest in certain instruments which may be characterized as derivatives. These investments include various types of options transactions and futures and options thereon. Such investments also may consist of non-municipal tax-exempt securities and securities the potential investment return on which is based on the change in particular measurements of value or interest rates ("indexed securities"), including securities the potential investment return on which is inversely related to a change in particular measurements of value or interest rates ("inverse securities"). The Fund has express limitations on the percentage of its assets that may be committed to certain of such investments. Other of such investments have no express quantitative limitations, although they may be made solely for hedging purposes, not for speculation, and may in some cases require limitations as to the type of permissible counter-party to the transaction. Investments in indexed securities, including inverse securities, subject the Fund to the risks associated with changes in the particular indices, which may include reduced or eliminated interest payments and losses of invested principal. Derivative instruments may have certain characteristics which have a similar effect on the return to Common Stock investors as the leverage transactions discussed under "Risks and Special Considerations of Leverage;" however, certain derivative investments will not be taken into account for purposes of calculating the percentage of leverage of the Fund's portfolio. For a further discussion of the risks associated with derivative investments, see "Investment Objective and Policies," "Investment Objective and Policies--Other Investment Policies--Indexed and Inverse Floating Obligations," "--Call Rights" and "Investment Objective and Policies--Options and Futures Transactions."

     Subject to its investment restrictions, the Fund is authorized to engage in options and futures transactions on exchanges and in the over-the-counter markets ("OTC options") for hedging purposes with certain specified entities meeting the criteria of the Fund. These transactions involve certain risk considerations. These risks include the risk of imperfect correlation in movements in the price of futures contracts and movements in the price of the security which is the subject of the hedge and the inability to close futures transactions under certain conditions. Options transactions involve the potential loss of the opportunity to profit from any price increase in the underlying security above the option exercise price or the potential loss of the premium paid for the option. Because of the anticipated leveraged nature of the Common Stock, hedging transactions will result in a larger impact on the net asset value of the Common Stock than would be the case if the Common Stock were not leveraged. OTC options and assets used to cover OTC options written by the Fund are considered by the staff of the Securities and Exchange Commission to be illiquid. The illiquidity of such options or assets may prevent a successful sale of such options or assets, result in a delay of sale, or reduce the amount of proceeds that might be otherwise realized. See "Investment Objective and Policies--Options and Futures Transactions." The Fund intends to apply for ratings of the preferred stock from one or more nationally recognized statistical rating organizations. In order to obtain these ratings, the Fund may be required to limit its use of hedging techniques in accordance with the specified guidelines of such rating organizations.

     The Fund's Articles of Incorporation include provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Directors and could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. See "Description of Capital Stock--Certain Provisions of the Articles of Incorporation."

                                   FEE TABLE

SHAREHOLDER TRANSACTION EXPENSES
    Maximum Sales Load (as a percentage of offering price)..........                None
    Dividend Reinvestment Plan Fees.................................                None
    Contingent Deferred Sales Charge (as a percentage of original purchase price or net asset value at the time of
      repurchase)(a)................................................     3.0% during the first year,
                                                                          decreasing 1.0% annually
                                                                        thereafter to 0.0% after the
                                                                                 third year
ANNUAL EXPENSES (as a percentage of average net assets attributable to shares of Common Stock)
    Investment Advisory Fee(b)......................................                0.63%
    Shareholder Servicing Fee.......................................                0.10%
    Interest Payments on Borrowed Funds.............................                None
    Other Expenses(c)...............................................                0.86%
                                                                      ---------------------------------
                                                                                    1.59%
Total Annual Expenses(d)............................................  ====================================

---------------
(a) See "Contingent Deferred Sales Charge"--page 30.

(b) For the services provided by the Investment Adviser under the Investment Advisory Agreement, the Fund will pay monthly fees at the annual rate of
    0.50 of 1% of the Fund's average daily net assets (i.e., the average daily value of the total assets of the Fund, including proceeds from the issuance of shares of preferred stock, minus the sum of accrued liabilities of the Fund and accumulated dividends on the shares of preferred stock). As of the date of this Prospectus, the Fund has utilized leverage by issuing Series A AMPS in an amount representing approximately 31% of the Fund's capital. See "Risks and Special Considerations of Leverage"--page 21 and "Investment Advisory and Administrative Arrangements"--page 33.

(c) Includes monthly fees payable to the Investment Adviser under the Administration Agreement at the annual rate of 0.25 of 1% of the Fund's average daily net assets, as defined in note (b) above. See "Investment Advisory and Administrative Arrangements"--page 33.

(d) For the fiscal year ended October 31, 1996, the Investment Adviser voluntarily waived $419,740 of the advisory fees due from the Fund and voluntarily reimbursed the Fund for a portion of other expenses. Total Annual Expenses in the fee table have been restated to assume the absence of any such waiver or reimbursement because the Investment Adviser may discontinue or reduce such waiver of fees and/or assumption of expenses at any time without notice. For the fiscal year ended October 31, 1996, the Investment Adviser waived advisory fees and reimbursed expenses totaling 0.92% after which the Fund's total expense ratio was 0.67%.

EXAMPLE                                                                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                                            ------   -------   -------   --------
An investor would pay the following expenses on a $1,000 investment assuming, (1) total annual expenses of 1.59%, (2) a 5% annual return
  throughout the periods and (3) tender at the end of the period..........   $ 46*     $60*      $87       $189
An investor would pay the following expenses on a $1,000 investment
  assuming no tender at the end of the period.............................   $ 16      $50       $87       $189

---------------
* Reflects the Contingent Deferred Sales Charge.

     The foregoing Fee Table is intended to assist investors in understanding the costs and expenses that a shareholder in the Fund will bear directly or indirectly. The expenses set forth under "Other Expenses" are based on estimated amounts through the end of the Fund's first fiscal year on an annualized basis. The example set forth above assumes reinvestment of all dividends and distributions and utilizes a 5% annual rate of return as mandated by the Securities and Exchange Commission regulations. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES OR ANNUAL RATES OF RETURN, AND ACTUAL EXPENSES OR ANNUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE ASSUMED FOR PURPOSES OF THE EXAMPLE. Merrill Lynch may charge its customers a processing fee (presently $4.85) for confirming purchases and repurchases. Purchases and repurchases directly through the Distributor, (609) 282-2800, are not subject to the processing fee. See "Purchase of Shares" and "Tender Offers."

                              FINANCIAL HIGHLIGHTS

     The financial information in the table below has been audited in conjunction with the annual audit of the financial statements of the Fund by Deloitte & Touche LLP, independent auditors. Financial statements for the period November 3, 1995 (commencement of operations) to October 31, 1996 and the independent auditors' report thereon are set forth herein under "Financial Statements."

     The following per share data and ratios have been derived from information provided in the Fund's audited financial statements.

                                                                                        FOR THE PERIOD
                                                                                     NOVEMBER 3, 1995+ TO
                                                                                       OCTOBER 31, 1996
                                                                                     --------------------
INCREASE (DECREASE) IN NET ASSET VALUE PER SHARE OF COMMON STOCK:
PER SHARE OPERATING PERFORMANCE:
  Net asset value per share of Common Stock, beginning of period..................         $  10.00
                                                                                            -------
  Investment Income -- net........................................................              .68
  Realized and unrealized gain on investments -- net..............................              .21
                                                                                            -------
  Total from investment operations................................................              .89
                                                                                            -------
  Less dividends to Common Stock shareholders:
    Investment income -- net......................................................             (.59)
                                                                                            -------
  Effect of Preferred Stock activity:++
    Dividends to Preferred Stock shareholders:
      Investment income -- net....................................................             (.09)
    Capital charge resulting from issuance of Preferred Stock.....................             (.04)
                                                                                            -------
  Total effect of Preferred Stock activity........................................             (.13)
                                                                                            -------
  Net asset value per share of Common Stock, end of period........................         $  10.17
                                                                                            =======
TOTAL INVESTMENT RETURN:**
  Based on net asset value per share of Common Stock..............................             7.81%#
                                                                                            =======
RATIOS TO AVERAGE NET ASSETS:***
  Expenses, net of reimbursement..................................................              .53%*
                                                                                            =======
  Expenses........................................................................             1.26%*
                                                                                            =======
  Investment income -- net........................................................             5.40%*
                                                                                            =======
SUPPLEMENTAL DATA:
  Net assets, net of Preferred Stock, end of period (in thousands)................         $ 83,573
                                                                                            =======
  Preferred Stock outstanding, end of period (in thousands).......................         $ 38,000
                                                                                            =======
  Portfolio turnover..............................................................           234.41%
                                                                                            =======
LEVERAGE:
  Asset coverage per $1,000 of Preferred Stock....................................         $  3,199
                                                                                            =======
DIVIDEND PER SHARE ON PREFERRED STOCK OUTSTANDING:
  Investment Income -- net........................................................         $    564
                                                                                            =======

---------------
  * Annualized.
 ** Total investment returns exclude the effects of the CDSC per share of Common
    Stock, if any. The Fund is a continuously offered closed-end fund, the shares of which are offered at net asset value. Therefore, no separate market exists for such shares.
*** Do not reflect the effect of dividends to Preferred Stock shareholders.
  + Commencement of Operations.
 ++ The Fund's Preferred Stock initially was issued on March 11, 1996.
  # Aggregate total investment return.

                                    THE FUND

     Merrill Lynch Municipal Strategy Fund, Inc. (the "Fund") is a continuously offered, non-diversified, closed-end management investment company. The Fund was incorporated under the laws of the State of Maryland on July 13, 1994, and has registered under the 1940 Act. The Fund's principal office is located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536, and its telephone number is
(609) 282-2800.

                       INVESTMENT OBJECTIVE AND POLICIES

     The investment objective of the Fund is to provide shareholders with as high a level of current income exempt from Federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing primarily in a portfolio of long-term, investment grade municipal obligations, the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal income taxes. The investment objective of the Fund is a fundamental policy that may not be changed without a vote of a majority of the Fund's outstanding voting securities, as defined below under "Investment Restrictions." There can be no assurance that the investment objective of the Fund will be realized. At times, the Fund may seek to hedge its portfolio through the use of futures transactions and options to reduce volatility in the net asset value of its shares of Common Stock.

     The Fund, at all times, except during interim and temporary periods as discussed below, will invest at least 80% of its total assets in a portfolio of obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities paying interest which, in the opinion of bond counsel to the issuer, is exempt from Federal income taxes ("Municipal Bonds"). The Fund, at all times, except during temporary periods, will maintain at least 75% of its total assets in Municipal Bonds rated investment grade by a nationally recognized statistical rating organization or, if unrated, are considered to be of comparable quality by the Investment Adviser. Additionally, the Fund may invest up to 25% of its total assets in Municipal Bonds which are rated below investment grade by a nationally recognized statistical rating organization or, if unrated, are considered to be of comparable quality by the Investment Adviser. Such lower quality Municipal Bonds are frequently traded only in markets where the number of potential purchasers and sellers, if any, is very limited. The Fund may invest in certain tax-exempt securities classified as "private activity bonds" (in general, bonds that benefit non-governmental entities) that may subject certain investors in the Fund to an alternative minimum tax. The Fund will not invest more than 25% of its total assets (taken at market value) in Municipal Bonds whose issuers are located in the same state.

     The Fund also may invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if the Fund nevertheless believes such securities pay interest or distributions which are exempt from Federal income taxation ("Non-Municipal Tax-Exempt Securities"). Non-Municipal Tax-Exempt Securities may include securities issued by other investment companies that invest in Municipal Bonds, to the extent such investments are permitted by the 1940 Act. Other Non-Municipal Tax-Exempt Securities could include trust certificates or other instruments evidencing interests in one or more long-term Municipal Bonds. Certain Non-Municipal Tax-Exempt Securities may be characterized as derivative instruments. Non-Municipal Tax-Exempt Securities will be considered "Municipal Bonds" for purposes of the Fund's investment objective and policies.

     Investment in shares of Common Stock of the Fund offers several benefits. The Fund offers investors the opportunity to receive income exempt from Federal income taxes by investing in a professionally managed portfolio comprised primarily of investment grade Municipal Bonds. The Fund also relieves the investor of the burdensome administrative details involved in managing a portfolio of Municipal Bonds. Additionally, the Investment Adviser will seek to enhance the yield on the Common Stock by leveraging the Fund's capital structure through the issuance of preferred stock. The benefits are at least partially offset by the expenses involved in operating an investment company. Such expenses primarily consist of the advisory fee, administrative fee and operational costs. Additionally, the use of leverage involves certain expenses and special risk considerations. See "Risks and Special Considerations of Leverage."

     The investment grade Municipal Bonds in which the Fund will invest are those Municipal Bonds rated at the date of purchase in the four highest rating categories of S&P, Moody's or Fitch or, if unrated, are considered to be of comparable quality by the Investment Adviser. In the case of long-term debt, the investment grade rating categories are AAA through BBB for S&P, Aaa through Baa for Moody's and AAA through BBB for Fitch. In the case of short-term notes, the investment grade rating categories are SP-1+ through SP-3 for S&P, MIG-1 through MIG-4 for Moody's and F-1+ through F-3 for Fitch. In the case of tax-exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody's and F-1+ through F-3 for Fitch. Obligations ranked in the fourth highest rating category (BBB, SP-3 and A-3 for S&P; Baa, MIG-4 and Prime-3 for Moody's; and BBB, F-3 and F-3 for Fitch), while considered "investment grade," have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. See Appendix I to this Prospectus for a description of S&P's, Moody's and Fitch's ratings of Municipal Bonds. In assessing the quality of Municipal Bonds with respect to the foregoing requirements, the Investment Adviser will take into account the nature of any letters of credit or similar credit enhancements to which particular Municipal Bonds are entitled and the creditworthiness of the financial institution which provided such credit enhancement.

     As noted above, the Fund may invest up to 25% of its assets in Municipal Bonds which are rated below investment grade or, if unrated, are considered to be of comparable quality by the Investment Adviser. These high yield bonds are commonly referred to as "junk bonds" and are regarded as predominantly speculative as to the issuer's ability to make payments of principal and interest. Consequently, although such bonds can be expected to provide higher yields, they may be subject to greater market price fluctuations and risk of loss of principal than lower yielding, higher rated fixed income securities. Such securities are particularly vulnerable to adverse changes in the issuer's industry and in general economic conditions. Issuers of high yield bonds may be highly leveraged and may not have available to them more traditional methods of financing. The risk of loss due to default by the issuer is significantly greater for the holders of these bonds because such securities may be unsecured and may be subordinated to other creditors of the issuer. In addition, while the high yield bonds in which the Fund may invest normally will not include securities which, at the time of investment, are in default or the issuers of which are in bankruptcy, there can be no assurance that such events will not occur after the Fund purchases a particular security, in which case the Fund may experience losses and incur costs.

     High yield bonds frequently have call or redemption features that permit an issuer to repurchase such bonds from the Fund, which may decrease the net investment income to the Fund and dividends to shareholders in the event that the Fund is required to replace a called security with a lower yielding security. The Fund may have difficulty disposing of certain high yield bonds because there may be a thin trading market for such securities. Reduced secondary market liquidity may have an adverse impact on market price and the Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. In addition, market quotations are generally available on many high yield bond issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

     Certain Municipal Bonds may be entitled to the benefits of letters of credit or similar credit enhancements issued by financial institutions. In such instances, the Board of Directors and the Investment Adviser will take into account in assessing the quality of such bonds not only the creditworthiness of the issuer of such bonds but also the creditworthiness of the financial institutions.

     The Fund's investments may also include variable rate demand obligations ("VRDOs") and VRDOs in the form of participation interests ("Participating VRDOs") in variable rate tax-exempt obligations held by a financial institution, typically a commercial bank. The VRDOs in which the Fund will invest are tax-exempt obligations in the opinion of counsel to the issuer which contain a floating or variable interest rate adjustment formula and an unconditional right of demand on the part of the holder thereof to receive payment of the unpaid principal balance plus accrued interest on a short notice period not to exceed seven days. Participating VRDOs provide the Fund with a specified undivided interest (up to 100%) in the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDOs from the financial institution on a specified number of days' notice, not to exceed seven days. There is, however, the possibility that because of default or insolvency, the demand feature of VRDOs or Participating VRDOs may not be honored. The Fund has been advised by its counsel that the Fund should be entitled to treat the income received on Participating VRDOs as interest from tax-exempt obligations.

     The average maturity of the Fund's portfolio securities will vary based upon the Investment Adviser's assessment of economic and market conditions. The net asset value of the shares of common stock of a closed-end investment company, such as the Fund, which invests primarily in fixed-income securities, changes as the general levels of interest rates fluctuate. When interest rates decline, the value of a fixed-income portfolio can be expected to rise. Conversely, when interest rates rise, the value of a fixed-income portfolio can be expected to decline. Prices of longer-term securities generally fluctuate more in response to interest rate changes than do short-term or medium-term securities. These changes in net asset value are likely to be greater in the case of a fund having a leveraged capital structure, as proposed for the Fund. See "Risks and Special Considerations of Leverage."

     The Fund intends to invest primarily in long-term Municipal Bonds with a maturity of more than ten years. Also, the Fund may invest in intermediate-term Municipal Bonds with a maturity of between three years and ten years. The Fund may invest in short-term, tax-exempt securities, short-term U.S. Government securities, repurchase agreements or cash. Such short-term securities or cash will not exceed 20% of its total assets except during interim periods pending investment of the net proceeds of public offerings of the Fund's securities or in anticipation of the repurchase or redemption of the Fund's securities and temporary periods when, in the opinion of the Investment Adviser, prevailing market or economic conditions warrant. The Fund does not ordinarily intend to realize significant interest income not exempt from Federal income tax.

     The Fund is classified as non-diversified within the meaning of the 1940 Act, which means that the Fund is not limited by such Act in the proportion of its assets that it may invest in securities of a single issuer. However, the Fund's investments will be limited so as to qualify the Fund for the special tax treatment afforded regulated investment companies under the Code. See "Taxes." To qualify, among other requirements, the Fund will limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Fund's total assets will be invested in the securities (other than U.S. Government securities) of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities (other than U.S. Government securities) of a single issuer. A fund which elects to be classified as "diversified" under the 1940 Act must satisfy the foregoing 5% requirement with respect to 75% of its total assets. To the extent that the Fund assumes large positions in the securities of a small number of issuers, the Fund's yield may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market's assessment of the issuers.

DESCRIPTION OF MUNICIPAL BONDS

     Municipal Bonds include debt obligations issued to obtain funds for various public purposes, including construction of a wide range of public facilities, refinancing of outstanding obligations and obtaining of funds for general operating expenses and loans to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to finance various privately operated facilities, including certain local facilities for water supply, gas, electricity, sewage or solid waste disposal. For purposes of this Prospectus, such obligations are Municipal Bonds if the interest paid thereon is exempt from Federal income tax, even though such bonds may be industrial development bonds ("IDBs") or "private activity bonds" as discussed below. Also, for purposes of this Prospectus, Non-Municipal Tax-Exempt Securities as discussed above will be considered Municipal Bonds.

     The two principal classifications of Municipal Bonds are "general obligation" bonds and "revenue" bonds, which latter category includes IDBs and, for bonds issued after August 15, 1986, private activity bonds. General obligation bonds are secured by the issuer's pledge of faith, credit and taxing power for the payment of principal and interest. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as from the user of the facility being financed. IDBs are in most cases revenue bonds and do not generally constitute the pledge of the credit or taxing power of the issuer of such bonds. The repayment of the principal and payment of the interest on such industrial development bonds depends solely on the ability of the user of the facility financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. Municipal Bonds may also include "moral obligation" bonds which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of such bonds becomes a moral commitment but not a legal obligation of the state or municipality in question.

     The Fund may purchase Municipal Bonds classified as "private activity bonds" (in general, bonds that benefit non-governmental entities). Interest received on certain tax-exempt securities which are classified as "private activity bonds" may subject certain investors in the Fund to an alternative minimum tax. There is no limitation on the percentage of the Fund's assets that may be invested in Municipal Bonds which may subject certain investors to an alternative minimum tax. See "Taxes--General." Also included within the general category of Municipal Bonds are participation certificates issued by government authorities or entities to finance the acquisition or construction of equipment, land and/or facilities. The certificates represent participations in a lease, an installment purchase contract or a conditional sales contract (hereinafter collectively referred to as "lease obligations") relating to such equipment, land or facilities. Although lease obligations do not constitute general obligations of the issuer for which the issuer's unlimited taxing power is pledged, a lease obligation frequently is backed by the issuer's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the issuer has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. These securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional securities.

     Federal tax legislation has limited the types and volume of bonds the interest on which qualifies for a Federal income tax exemption. As a result, this legislation and legislation which may be enacted in the future may affect the availability of Municipal Bonds for investment by the Fund.

OTHER INVESTMENT POLICIES

     The Fund has adopted certain other policies as set forth below:

     Borrowings. The Fund is authorized to borrow money in amounts of up to 5% of the value of its total assets at the time of such borrowings; provided, however, that the Fund is authorized to borrow moneys in amounts of up to 33 1/3% of the value of its total assets at the time of such borrowings to finance the repurchase of its own Common Stock pursuant to tender offers or otherwise, to redeem or repurchase shares of preferred stock or for temporary, extraordinary or emergency purposes. Borrowings by the Fund (commonly known as "leveraging") create an opportunity for greater total return since the Fund will not be required to sell portfolio securities to purchase tendered shares but, at the same time, increase exposure to capital risk. In addition, borrowed funds are subject to interest costs that may offset or exceed the return earned on the borrowed funds.

     When-Issued Securities and Delayed Delivery Transactions. The Fund may purchase or sell Municipal Bonds on a delayed delivery basis or on a when-issued basis at fixed purchase or sale terms. These transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future. The purchase will be recorded on the date the Fund enters into the commitment, and the value of the obligation will thereafter be reflected in the calculation of the Fund's net asset value. The value of the obligation on the delivery day may be more or less than its purchase price. A separate account of the Fund will be established with its custodian consisting of cash, cash equivalents or liquid Municipal Bonds having a market value at all times at least equal to the amount of the commitment.

     Indexed and Inverse Floating Obligations. The Fund may invest in Municipal Bonds the return on which is based on a particular index of value or interest rates. For example, the Fund may invest in Municipal Bonds that pay interest based on an index of Municipal Bond interest rates. The principal amount payable upon maturity of certain Municipal Bonds also may be based on the value of an index. To the extent the Fund invests in these types of Municipal Bonds, the Fund's return on such Municipal Bonds will be subject to risk with respect to the value of the particular index. Also, the Fund may invest in so-called "inverse floating obligations" or "residual interest bonds" on which the interest rates typically vary inversely with a short-term floating rate (which may be reset periodically by a dutch auction, a remarketing agent, or by reference to a short-term tax-exempt interest rate index). The Fund may purchase in the secondary market synthetically-created inverse floating rate bonds evidenced by custodial or trust receipts. Generally, interest rates on inverse floating rate bonds will decrease when short-term rates increase, and will increase when short-term rates decrease. Such securities have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes, as an illustration, in market interest rates at a rate which is a multiple (typically two) of the rate at which fixed-rate, long-term, tax-exempt securities increase or decrease in response to such changes. As a result, the market values of such securities generally will be more volatile than the market values of fixed-rate tax-exempt securities. To seek to limit the volatility of these securities, the Fund may purchase inverse floating obligations with shorter-term maturities or which contain limitations on the extent to which the interest rate may vary. The Investment Adviser believes that indexed and inverse floating obligations represent a flexible portfolio management instrument for the Fund which allows the Investment Adviser to vary the degree of investment leverage relatively efficiently under different market conditions. The Fund will not invest more than 10% of its total assets in inverse floating obligations and residual interest bonds.

     Call Rights. The Fund may purchase a Municipal Bond issuer's right to call all or a portion of such Municipal Bond for mandatory tender for purchase (a "Call Right"). A holder of a Call Right may exercise such right to require a mandatory tender for the purchase of related Municipal Bonds, subject to certain conditions. A Call Right that is not exercised prior to the maturity of the related Municipal Bond will expire without value. The economic effect of holding both the Call Right and the related Municipal Bond is identical to holding a Municipal Bond as a non-callable security.

     Repurchase Agreements. The Fund may invest in securities pursuant to repurchase agreements. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or a primary dealer in U.S. Government securities or an affiliate thereof. Under such agreements, the seller agrees, upon entering into the contract, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. The Fund may not invest in repurchase agreements maturing in more than seven days if such investments, together with all other illiquid investments, would exceed 15% of the Fund's net assets. In the event of default by the seller under a repurchase agreement, the Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the underlying securities.

     In general, for Federal income tax purposes, repurchase agreements are treated as collateralized loans secured by the securities "sold." Therefore, amounts earned under such agreements will not be considered tax-exempt interest.

OPTIONS AND FUTURES TRANSACTIONS

     The Fund may hedge all or a portion of its portfolio investments against fluctuations in interest rates through the use of options and certain financial futures contracts ("financial futures contracts") and options thereon. While the Fund's use of hedging strategies is intended to reduce the volatility of the net asset value of Common Stock, the net asset value of the Common Stock will fluctuate. There can be no assurance that the Fund's hedging transactions will be effective. In addition, because of the anticipated leveraged nature of the Common Stock, hedging transactions will result in a larger impact on the net asset value of the Common Stock than would be the case if the Common Stock were not leveraged. Furthermore, the Fund will only engage in hedging activities from time to time and may not necessarily be engaging in hedging activities when movements in interest rates occur.

     Certain Federal income tax requirements may limit the Fund's ability to engage in hedging transactions. Gains from transactions in options and futures contracts distributed to shareholders will be taxable as ordinary income or, in certain circumstances, as long-term capital gains to shareholders. See "Taxes--Tax Treatment of Options and Futures Transactions." In addition, in order to obtain ratings of the preferred stock from one or more nationally recognized statistical rating organizations, the Fund may be required to limit its use of hedging techniques in accordance with the specified guidelines of such organizations.

     The following is a description of the options and futures transactions in which the Fund may engage, limitations on the use of such transactions and risks associated therewith. The investment policies with respect to the hedging transactions of the Fund are not fundamental policies and may be modified by the Board of Directors of the Fund without the approval of the Fund's shareholders.

     Writing Covered Call Options. The Fund may write (i.e., sell) covered call options with respect to Municipal Bonds it owns, thereby giving the holder of the option the right to buy the underlying security covered by the option from the Fund at the stated exercise price until the option expires. The Fund writes only covered call options, which means that so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option. The Fund may not write covered call options on underlying securities in an amount exceeding 15% of the market value of its total assets.

     The Fund will receive a premium from writing a call option, which increases the Fund's return on the underlying security in the event the option expires unexercised or is closed out at a profit. By writing a call, the Fund limits its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for as long as the Fund's obligation as a writer continues. Covered call options serve as a partial hedge against a decline in the price of the underlying security. The Fund may engage in closing transactions in order to terminate outstanding options that it has written.

     Purchase of Options. The Fund may purchase put options in connection with its hedging activities. By buying a put the Fund has a right to sell the underlying security at the exercise price, thus limiting the Fund's risk of loss through a decline in the market value of the security until the put expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction; profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the Fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. In certain circumstances, the Fund may purchase call options on securities held in its portfolio on which it has written call options or on securities which it intends to purchase. The Fund will not purchase options on securities if, as a result of such purchase, the aggregate cost of all outstanding options on securities held by the Fund would exceed 5% of the market value of the Fund's total assets.

     Financial Futures Contracts and Options. The Fund is authorized to purchase and sell certain financial futures contracts and options thereon solely for the purposes of hedging its investments in Municipal Bonds against declines in value and hedging against increases in the cost of securities it intends to purchase. A financial futures contract obligates the seller of a contract to deliver and the purchaser of a contract to take delivery of the type of financial instrument covered by the contract or, in the case of index-based financial futures contracts, to make and accept a cash settlement, at a specific future time for a specified price. A sale of financial futures contracts may provide a hedge against a decline in the value of portfolio securities because such depreciation may be offset, in whole or in part, by an increase in the value of the position in the financial futures contracts. A purchase of financial futures contracts may provide a hedge against an increase in the cost of securities intended to be purchased because such appreciation may be offset, in whole or in part, by an increase in the value of the position in the financial futures contracts.

     The purchase or sale of a financial futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker equal to approximately 5% of the contract amount must be deposited with the broker. This amount is known as initial margin. Subsequent payments to and from the broker, called variation margin, are made on a daily basis as the price of the financial futures contract fluctuates making the long and short positions in the financial futures contract more or less valuable.

     The Fund may purchase and sell financial futures contracts based on The Bond Buyer Municipal Bond Index, a price-weighted measure of the market value of 40 large tax-exempt issues, and purchase and sell put and call options on such financial futures contracts for the purpose of hedging Municipal Bonds which the Fund holds or anticipates purchasing against adverse changes in interest rates. The Fund also may purchase and sell financial futures contracts on U.S. Government securities and purchase and sell put and call options on such financial futures contracts for such hedging purposes. With respect to U.S. Government securities, currently there are financial futures contracts based on long-term U.S. Treasury bonds, U.S. Treasury notes, GNMA Certificates and three-month U.S. Treasury bills.

     Subject to policies adopted by the Board of Directors, the Fund also may engage in transactions in other financial futures contracts and options, such as financial futures contracts and options on other municipal bond indices which may become available, if the Investment Adviser should determine that there is normally sufficient correlation between the prices of such financial futures contracts and the Municipal Bonds in which the Fund invests to make such hedging appropriate.

     Over-The-Counter Options. The Fund may engage in options and futures transactions on exchanges and in the over-the-counter markets ("OTC options"). In general, exchange-traded contracts are third-party contracts (i.e., performance of the parties' obligations is guaranteed by an exchange or clearing corporation) with standardized strike prices and expiration dates. OTC option transactions are two-party contracts with prices and terms negotiated by the buyer and seller. See "Restrictions on OTC Options" below for information as to restrictions on the use of OTC options.

     Restrictions on OTC Options. The Fund will engage in transactions in OTC options only with member banks of the Federal Reserve System and primary dealers in U.S. Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million or any other bank or dealer having capital of at least $150 million or whose obligations are guaranteed by an entity having capital of at least $150 million. OTC options and assets used to cover OTC options written by the Fund are considered by the staff of the Securities and Exchange Commission to be illiquid. The illiquidity of such options or assets may prevent a successful sale of such options or assets, result in a delay of sale, or reduce the amount of proceeds that might otherwise be realized.

     Risk Factors in Options and Futures Transactions. Utilization of futures transactions involves the risk of imperfect correlation in movements in the price of financial futures contracts and movements in the price of the security which is the subject of the hedge. If the price of the financial futures contract moves more or less than the price of the security that is the subject of the hedge, the Fund will experience a gain or loss which will not be completely offset by movements in the price of such security. There is a risk of imperfect correlation where the securities underlying financial futures contracts have different maturities, ratings, geographic compositions or other characteristics than the security being hedged. In addition, the correlation may be affected by additions to or deletions from the index which serves as a basis for a financial futures contract. Finally, in the case of financial futures contracts on U.S. Government securities and options on such financial futures contracts, the anticipated correlation of price movements between the U.S. Government securities underlying the futures or options and Municipal Bonds may be adversely affected by economic, political, legislative or other developments which have a disparate impact on the respective markets for such securities.

     Under regulations of the Commodity Futures Trading Commission (the "CFTC"), the futures trading activities described herein will not result in the Fund being deemed a "commodity pool," as defined under such regulations, provided that the Fund adheres to certain restrictions. In particular, the Fund may purchase and sell financial futures contracts and options thereon (i) for bona fide hedging purposes, without regard to the percentage of the Fund's assets committed to margin and option premiums, and (ii) for non-hedging purposes if, immediately thereafter, the sum of the amount of initial margin deposits on the Fund's existing futures positions and option premiums entered into for non-hedging purposes do not exceed 5% of the market value of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any such transactions. Margin deposits may consist of cash or securities acceptable to the broker and the relevant contract market.

     When the Fund purchases a financial futures contract, or writes a put option or purchases a call option thereon, it will maintain an amount of cash, cash equivalents (e.g., commercial paper and daily tender adjustable notes) or short-term, high-grade, fixed-income securities in a segregated account with the Fund's custodian so that the amount so segregated plus the amount of initial and variation margin held in the account of its broker equals the market value of the financial futures contract, thereby ensuring that the use of such financial futures contract is unleveraged.

     Although certain risks are involved in options and futures transactions, the Investment Adviser believes that, because the Fund will engage in options and futures transactions only for hedging purposes, the options and futures portfolio strategies of the Fund will not subject the Fund to certain risks frequently associated with speculation in options and futures transactions. The Fund may be restricted in engaging in options and futures transactions due to the requirement that less than 30% of its gross income in each taxable year be derived from the sale or other disposition of securities held for less than three months. See "Taxes--Tax Treatment of Options and Futures Transactions."

     The volume of trading in the exchange markets with respect to Municipal Bond options may be limited, and it is impossible to predict the amount of trading interest that may exist in such options. In addition, there can be no assurance that viable exchange markets will continue.

     The Fund intends to enter into options and futures transactions, on an exchange or in the over-the-counter market, only if there appears to be a liquid secondary market for such options or futures. There can be no assurance, however, that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures transaction. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively hedge its portfolio. There is also the risk of loss by the Fund of margin deposits or collateral in the event of bankruptcy of a broker with which the Fund has an open position in an option or financial futures contract.

     The liquidity of a secondary market in a financial futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a financial futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. Prices have in the past reached or exceeded the daily limit on a number of consecutive trading days.

     If it is not possible to close a financial futures position entered into by the Fund, the Fund would continue to be required to make daily cash payments of variation margin in the event of adverse price movements. In such a situation, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so.

     The successful use of these transactions also depends on the ability of the Investment Adviser to forecast correctly the direction and extent of interest rate movements within a given time frame. To the extent these rates remain stable during the period in which a financial futures contract is held by the Fund or move in a direction opposite to that anticipated, the Fund may realize a loss on the hedging transaction which is not fully or partially offset by an increase in the value of portfolio securities. As a result, the Fund's total return for such period may be less than if it had not engaged in the hedging transaction. Furthermore, the Fund will only engage in hedging transactions from time to time and may not necessarily be engaging in hedging transactions when movements in interest rates occur.

                  RISKS AND SPECIAL CONSIDERATIONS OF LEVERAGE

EFFECTS OF LEVERAGE

     As of the date of this Prospectus, the Fund has outstanding an aggregate of 1,520 shares of its Series A AMPS, which represent approximately 31% of the Fund's capital. The Fund intends to issue preferred stock from time to time representing up to approximately 35% of the Fund's capital. There can be no assurance, however, that preferred stock representing any particular percentage of the Fund's capital will actually be issued. The issuance of preferred stock results in a leveraging of the Common Stock. The Series A AMPS pay dividends that are adjusted generally every seven days and the dividend rate of the Series A AMPS is based upon prevailing interest rates for debt obligations of comparable maturity. The proceeds of the Series A AMPS issuance have been invested in longer-term obligations in accordance with the Fund's investment objective, as will the proceeds of the issuance of any other preferred stock. The Fund may issue additional shares of its Series A AMPS or other preferred stock in the future. Other preferred stock will pay dividends that will be adjusted over either relatively short-term periods (generally seven to 28 days) or medium-term periods (up to five years) and the dividend rates thereon will be based upon prevailing interest rates for debt obligations of comparable maturities. Issuance and ongoing expenses of the preferred stock will be borne by the Fund and will reduce the net asset value of the Common Stock. Additionally, under certain circumstances, when the Fund is required to allocate taxable income to holders of preferred stock, it is anticipated that the terms of the preferred stock will require the Fund to make an additional distribution to such holders in an amount approximately equal to the tax liability resulting from such allocation and such additional distribution

(such amount, an "Additional Distribution"). Because under normal market conditions, obligations with longer maturities produce higher yields than short-term and medium-term obligations, the Investment Adviser believes that the spread inherent in the difference between the short-term and medium-term rates (and any Additional Distributions) paid by the Fund as dividends on the preferred stock and the longer-term rates received by the Fund will provide holders of Common Stock with a potentially higher yield.

     Utilization of leverage, however, involves certain risks to the holders of Common Stock. For example, issuance of the preferred stock may result in higher volatility of the net asset value of the Common Stock and potentially more volatility in the market value of the Common Stock. In addition, fluctuations in the short-term and medium-term dividend rates on, and the amount of taxable income allocable to, the preferred stock will affect the yield to holders of Common Stock. So long as the Fund, taking into account the costs associated with the preferred stock and the Fund's operating expenses, is able to realize a higher net return on its investment portfolio than the then current dividend rate (and any Additional Distribution) of the preferred stock, the effect of leverage will be to cause holders of Common Stock to realize a higher current rate of return than if the Fund were not leveraged. Similarly, since a pro rata portion of the Fund's net realized capital gains on its investment assets are generally payable to holders of Common Stock, if net capital gains are realized by the Fund, the effect of leverage will be to increase the amount of such gains distributed to holders of Common Stock. However, short-term, medium-term and long-term interest rates change from time to time as does their relationship to each other (i.e., the slope of the yield curve) depending upon such factors as supply and demand forces, monetary and tax policies and investor expectations. Changes in such factors could cause the relationship between short-term, medium-term and long-term rates to change (i.e., to flatten or to invert the slope of the yield curve) so that short-term and medium-term rates may substantially increase relative to the long-term obligations in which the Fund may be invested. To the extent that the current dividend rate (and any Additional Distribution) on the preferred stock approaches the net return on the Fund's investment portfolio, the benefit of leverage to holders of Common Stock will be reduced, and if the current dividend rate (and any Additional Distribution) on the preferred stock were to exceed the net return on the Fund's portfolio, the Fund's leveraged capital structure would result in a lower current yield to holders of Common Stock than if the Fund were not leveraged. Similarly, since both the costs associated with the issuance of preferred stock and any decline in the value of the Fund's investments (including investments purchased with the proceeds from any preferred stock offering) will be borne entirely by holders of Common Stock, the effect of leverage in a declining market would result in a greater decrease in net asset value to holders of Common Stock than if the Fund were not leveraged.

     In an extreme case, a decline in net asset value could affect the Fund's ability to pay dividends on the Common Stock. Failure to make such dividend payments could adversely affect the Fund's qualification as a regulated investment company under the Code. See "Taxes." The Fund intends, however, to take all measures necessary to continue to make Common Stock dividend payments. If the Fund's current investment income were not sufficient to meet dividend requirements on either the Common Stock or the preferred stock, it could be necessary for the Fund to liquidate certain of its investments. In addition, the Fund will have the authority to redeem the preferred stock for any reason and may redeem all or part of the preferred stock if (i) it anticipates that the Fund's leveraged capital structure will result in a lower rate of return for any significant amount of time to holders of the Common Stock than that obtainable if the Common Stock were unleveraged, (ii) the asset coverage for the preferred stock declines below 200%, either as a result of a decline in the value of the Fund's portfolio investments or as a result of the repurchase of Common Stock in tender offers, or (iii) in order to maintain the asset coverage guidelines established by nationally recognized rating agencies rating the preferred stock. Redemption of the preferred stock or insufficient investment income to make dividend payments may reduce the net asset value of the Common Stock and require the Fund to liquidate a portion of its investments at a time when it may be disadvantageous, in the absence of such extraordinary circumstances, to do so.

     As of the date of this Prospectus, the Fund has utilized leverage by the issuance of Series A AMPS that pay dividends at a rate that generally will be adjusted every seven days in an amount representing approximately 31% of the
Fund's capital at an annual dividend rate of   % payable on such preferred stock
based on market rates as of the date of this Prospectus. The annual return that the Fund's portfolio must experience (net of expenses) in order to cover such
dividend payments would be      %.

     The following table is designed to illustrate the effect on the return to a holder of the Fund's Common Stock of the leverage obtained by the issuance of Series A AMPS representing approximately 31% of the Fund's capital, assuming hypothetical annual returns on the Fund's portfolio of minus 10% to plus 10%. As the table shows, leverage generally increases the return to stockholders when portfolio return is positive and decreases the return when the portfolio return is negative. The figures appearing in the table are hypothetical and actual returns may be greater or less than those appearing in the table.

    Assumed Portfolio Return
      (net of expenses)..................        (10)%       (5)%          0%       5%       10%
    Corresponding Common Stock Return....           %           %           %        %         %

     The leveraging of the Common Stock would be eliminated during any period that preferred stock is not outstanding and the risks and special considerations related to leverage described in this Prospectus would not apply.

PORTFOLIO MANAGEMENT AND OTHER CONSIDERATIONS

     In the event of an increase in short-term or medium-term rates or other change in market conditions to the point where the Fund's leverage could adversely affect holders of Common Stock as noted above, or in anticipation of such changes, the Fund may attempt to shorten the average maturity of its investment portfolio, which would tend to offset the negative impact of leverage on holders of Common Stock. The Fund also may attempt to reduce the degree to which it is leveraged by redeeming preferred stock pursuant to the provisions of the Fund's Articles Supplementary establishing the rights and preferences of the preferred stock or otherwise purchasing shares of preferred stock. Purchases and redemptions of preferred stock, whether through redemptions, on the open market or in negotiated transactions, are subject to limitations under the 1940 Act. If market conditions subsequently change, the Fund may sell previously unissued shares of preferred stock or shares of preferred stock that the Fund previously issued but later repurchased or redeemed.

     The Series A AMPS have been rated "aaa" by Moody's and AAA by S&P. Prior to the time it offers additional preferred stock, the Fund intends to apply for ratings on such preferred stock from one or more nationally recognized statistical rating organizations. In order to obtain these ratings, the Fund may be required to maintain portfolio holdings meeting specified guidelines of such organizations. These guidelines may impose asset coverage requirements that are more stringent than those imposed by the 1940 Act. It is not anticipated that these guidelines will impede the Investment Adviser from managing the Fund's portfolio in accordance with the Fund's investment objective and policies. Ratings on preferred stock issued by the Fund should not be confused with ratings on obligations held by the Fund.

     Under the 1940 Act, the Fund is not permitted to issue shares of preferred stock unless immediately after such issuance the net asset value of the Fund's portfolio is at least 200% of the liquidation value of the outstanding preferred stock (expected to equal the original purchase price of the outstanding shares of preferred stock plus any accumulated and unpaid dividends thereon and any accumulated and unpaid Additional Distribution). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Stock unless, at the time of such declaration, the net asset value of the Fund's portfolio (determined after deducting the amount of such dividend or distribution) is at least 200% of such liquidation value. As of the date of this Prospectus, the Fund's capital structure includes 1,520 shares of Series A AMPS representing approximately 31% of the Fund's capital, and the asset coverage with respect to the Series A AMPS is approximately 326%. To the extent possible, the Fund intends to purchase or redeem shares of preferred stock from time to time to maintain coverage of preferred stock of at least 200%.

     The Fund pays service fees to certain broker-dealers at the end of each auction in connection with the Series A AMPS. For the period November 3, 1995 (commencement of operations) to October 31, 1996, Merrill Lynch earned $48,107 in such service fees.

                            INVESTMENT RESTRICTIONS

     The following are fundamental investment restrictions of the Fund and, prior to issuance of the preferred stock, may not be changed without the approval of the holders of a majority of the Fund's outstanding shares of Common Stock (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the shares of Common Stock represented at a meeting at which more than 50% of the outstanding shares of Common Stock are represented or (ii) more than 50% of the outstanding shares). Subsequent to the issuance of the preferred stock, the following investment restrictions may not be changed without the approval of a majority of the outstanding shares of Common Stock and of the outstanding shares of preferred stock, voting together as a class, and the approval of a majority of the outstanding shares of preferred stock, voting separately by class. The Fund may not:

          1. Make investments for the purpose of exercising control or management.

          2. Purchase or sell real estate, real estate limited partnerships, commodities or commodity contracts; provided that the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies that invest in real estate or interests therein, and the Fund may purchase and sell financial futures contracts and options thereon.

          3. Issue senior securities or borrow money, except as permitted by
     Section 18 of the 1940 Act.

          4. Underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended (the "1933 Act"), in selling portfolio securities.

          5. Make loans to other persons, except that the Fund may purchase Municipal Bonds and other debt securities in accordance with its investment objective, policies and limitations.

          6. Invest more than 25% of its total assets (taken at market value at the time of each investment) in securities of issuers in a single industry; provided that, for purposes of this restriction, states, municipalities and their political subdivisions are not considered to be part of any industry.

Additional investment restrictions adopted by the Fund, which may be changed by the Board of Directors, provide that the Fund may not:

          a. Purchase securities of other investment companies, except to the extent that such purchases are permitted by applicable law. Applicable law currently prohibits the Fund from purchasing the securities of other investment companies except if immediately thereafter not more than (i) 3% of the total outstanding voting stock of such company is owned by the Fund,
     (ii) 5% of the Fund's total assets, taken at market value, would be invested in any one such company, (iii) 10% of the Fund's total assets, taken at market value, would be invested in such securities, and (iv) the Fund, together with other investment companies having the same investment adviser and companies controlled by such companies, owns not more than 10% of the total outstanding stock of any one closed-end investment company.

          b. Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund except as may be necessary in connection with borrowings mentioned in investment restriction (3) above or except as may be necessary in connection with transactions in financial futures contracts and options thereon.

          c. Purchase any securities on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities (the deposit or payment by the Fund of initial or variation margin in connection with financial futures contracts and options thereon is not considered the purchase of a security on margin).

          d. Make short sales of securities or maintain a short position or invest in put, call, straddle or spread options, except that the Fund may write, purchase and sell options and futures on Municipal Bonds, U.S. Government obligations and related indices or otherwise in connection with bona fide hedging activities and may purchase and sell Call Rights to require mandatory tender for the purchase of related Municipal Bonds.

     If a percentage restriction on investment policies or the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

     The Investment Adviser of the Fund and Merrill Lynch are owned and controlled by ML & Co. Because of the affiliation of Merrill Lynch with the Fund, the Fund is prohibited from engaging in certain transactions involving Merrill Lynch except pursuant to an exemptive order or otherwise in compliance with the provisions of the 1940 Act and the rules and regulations thereunder. Included among such restricted transactions will be purchases from or sales to Merrill Lynch of securities in transactions in which it acts as principal. An exemptive order has been obtained which permits the Fund to effect principal transactions with Merrill Lynch in high quality, short-term, tax-exempt securities subject to conditions set forth in such order. The Fund may consider in the future requesting an order permitting other principal transactions with Merrill Lynch, but there can be no assurance that such application will be made and, if made, that such order would be granted.

                               PURCHASE OF SHARES

     Merrill Lynch Funds Distributor, Inc. (the "Distributor"), an affiliate of the Investment Adviser, MLAM and Merrill Lynch, acts as the distributor of shares of Common Stock of the Fund. The Fund is engaged in a continuous offering of its shares of Common Stock through the Distributor and other securities dealers which have entered into selected dealer agreements with the Distributor, including Merrill Lynch. Shares of the Fund may be purchased from the Distributor or selected dealers, including Merrill Lynch, or by mailing a purchase order directly to Merrill Lynch Financial Data Services, Inc. (the "Transfer Agent"). The minimum initial purchase is $1,000 and the minimum subsequent purchase is $50. In connection with an exemption the Fund has obtained from the Securities and Exchange Commission (the "SEC") relating to its tender offers, the Fund will not offer its shares during the five business days preceding the termination of a tender offer. See "Tender Offers."

     To permit the Fund to invest the net proceeds from the sale of its shares of Common Stock in an orderly manner, the Fund may delay the commencement of the continuous offering of its shares of Common Stock or, from time to time, suspend the sale of its shares of Common Stock, except for sales to existing holders of Common Stock and dividend reinvestments.

     Due to the administrative complexities associated with the continuous offering, administrative errors may result in the Distributor or an affiliate inadvertently acquiring nominal numbers (in no event in excess of 5% of the shares of Common Stock) of shares of Common Stock which it may wish to resell. Such shares of Common Stock will not be subject to any investment restriction and may be resold pursuant to this Prospectus.

     The Fund offers its shares of Common Stock at a public offering price equal to the next determined net asset value per share without a front-end sales charge (although in certain cases a CDSC may apply as described herein). The applicable offering price for purchase orders is based on the net asset value of the Fund next determined after receipt of the purchase order by the Distributor. As to purchase orders received by securities dealers prior to the close of business on the New York Stock Exchange (the "NYSE") (generally, 4:00 P.M., New York time), which includes orders received after the determination of net asset value on the previous day, the applicable offering price will be based on the net asset value determined as of 15 minutes after the close of business on the NYSE on the day the order is placed with the Distributor, provided the order is received by the Distributor prior to 30 minutes after the close of business on the NYSE on that day. If the purchase orders are not received by the Distributor prior to 30 minutes after the close of business on the NYSE, such orders shall be deemed received on the next business day. Any order may be rejected by the Distributor or the Fund. The Fund or the Distributor may suspend the continuous offering of the Fund's shares to the general public at any time in response to conditions in the securities markets or otherwise and may thereafter resume such offering from time to time. Neither the Distributor nor the dealers are permitted to withhold placing orders to benefit themselves by a price change. The Distributor is required to advise the Fund promptly of all purchase orders and cause payments for shares of Common Stock to be delivered promptly to the Fund. Merrill Lynch charges its customers a processing fee (presently $4.85) to confirm a purchase of shares by such customers. Purchases directly through the Distributor are not subject to the processing fee.

     The Distributor compensates Merrill Lynch and other selected dealers at a rate of 3.0% of amounts purchased. If the shares remain outstanding after one year from the date of their original purchase, the Distributor will compensate Merrill Lynch and such dealers at an annual rate equal to 0.25% of the value of Fund shares sold by Merrill Lynch and such dealers and remaining outstanding. These amounts do not represent an expense to the Fund and its shareholders since the payments made by the Distributor will be made from its own assets, which may include amounts received by the Distributor as CDSCs. See "Contingent Deferred Sales Charge." The compensation paid to selected dealers and the Distributor, including the compensation paid at the time of purchase, the 0.25% annual payments mentioned above and the

CDSC, if any, will not in the aggregate exceed the applicable limit (presently 8%), as determined from time to time by the National Association of Securities Dealers, Inc. For the period November 3, 1995 (commencement of operations) to October 31, 1996 the Distributor paid approximately $1,059,723 to Merrill Lynch in connection with the sale of shares of Common Stock of the Fund.

     Upon the transfer of shares out of a Merrill Lynch brokerage account, an investment account in the transferring shareholder's name will be opened automatically, without charge, at the Fund's transfer agent, dividend disbursing agent and shareholder servicing agent. Shareholders should be aware that it will not be possible to transfer their shares from Merrill Lynch to another brokerage firm or financial institution. Shareholders interested in transferring their brokerage accounts from Merrill Lynch and who do not wish to have an account maintained for such shares at the Transfer Agent must tender the shares for repurchase by the Fund as described under "Tender Offers" so that the cash proceeds can be transferred to the account at the new firm.

                                 TENDER OFFERS

     In recognition of the possibility that a secondary market for the Fund's shares will not exist, the Fund may take actions which will provide liquidity to shareholders. The Fund may from time to time make an offer to purchase its shares of Common Stock from all beneficial holders of the Fund's Common Stock at a price per share equal to the net asset value per share of the Common Stock determined at the close of business on the day an offer terminates ("Tender Offer"). Commencing with the second quarter of the Fund's operations, the Board of Directors has considered the making of Tender Offers on a quarterly basis, and the Board of Directors intends to continue this practice. There can be no assurance, however, that the Board of Directors will decide to undertake the making of a Tender Offer. Subject to the Fund's investment restriction with respect to borrowings, the Fund may borrow money to finance the repurchase of shares pursuant to any Tender Offers. See "Investment Objective and Policies--Other Investment Policies--Borrowings" and "Investment Restrictions."

     The Fund expects that ordinarily there will be no secondary market for the Fund's Common Stock and that periodic tenders will be the only source of liquidity for Fund shareholders. Nevertheless, if a secondary market develops for the Common Stock of the Fund, the market price of the shares may vary from net asset value from time to time. Such variance may be affected by, among other factors, relative demand and supply of shares and the performance of the Fund, especially as it affects the yield on and net asset value of the Common Stock of the Fund. A Tender Offer for shares of Common Stock of the Fund at net asset value is expected to reduce any spread between net asset value and market price that may otherwise develop. However, there can be no assurance that such action would result in the Fund's Common Stock trading at a price which equals or approximates net asset value.

     Although the Board of Directors believes that the Tender Offers generally would be beneficial to the Fund's holders of Common Stock, the acquisition of shares of Common Stock by the Fund will decrease the total assets of the Fund and therefore have the likely effect of increasing the Fund's expense ratio (assuming such acquisition is not offset by the issuance of additional shares of Common Stock). Furthermore, if the Fund borrows to finance the making of Tender Offers, interest on such borrowing will reduce the Fund's net investment income.

     It is the Board's announced policy, which may be changed by the Board, not to purchase shares pursuant to a Tender Offer if (1) such purchases would impair the Fund's status as a regulated investment company under the Code (which would make the Fund a taxable entity, causing the Fund's income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Fund); (2) the Fund would not be able to liquidate portfolio securities in a manner which is orderly and consistent with the Fund's investment objective and policies in order to purchase Common Stock tendered pursuant to the Tender Offer; or (3) there is, in the Board's judgment, any (a) legal action or proceeding instituted or threatened challenging the Tender Offer or otherwise materially adversely affecting the Fund, (b) declaration of banking moratorium by Federal or state authorities or any suspension of payment by banks in the United States or New York State, which is material to the Fund, (c) limitation imposed by Federal or state authorities on the extension of credit by lending institutions, (d) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States which is material to the Fund, or (e) other event or condition which would have a material adverse effect on the Fund or its shareholders if shares of Common Stock tendered pursuant to the Tender Offer were purchased. Thus, there can be no assurance that the Board will proceed with any Tender Offer. The Board of Directors may modify these conditions in light of circumstances existing at the time. If the Board of Directors determines to purchase the Fund's shares of Common Stock pursuant to a Tender Offer, such purchases could significantly reduce the asset coverage of any borrowing or outstanding senior securities, including any preferred stock. The Fund may not purchase shares of Common Stock to the extent such purchases would result in the asset coverage with respect to such borrowing or senior securities, including any preferred stock, being reduced below the asset coverage requirement set forth in the 1940 Act or, with respect to preferred stock, the asset coverage requirements of any nationally recognized statistical rating organization rating the preferred stock. Accordingly, in order to purchase all shares of Common Stock tendered, the Fund may have to repay all or part of any then outstanding borrowing or redeem all or part of any then outstanding senior securities, including any preferred stock, to maintain the required asset coverage. See "Risks and Special Considerations of Leverage-- Portfolio Management and Other Considerations." In addition, the amount of shares of Common Stock for which the Fund makes any particular Tender Offer may be limited for the reasons set forth above or in respect of other concerns related to liquidity of the Fund's portfolio.

     The Fund has obtained an exemption from the Securities and Exchange Commission relating to Tender Offers which includes representations by the Fund that no secondary market for shares of the Fund's Common Stock is expected to develop. The exemption is conditioned on the absence of a secondary market, and neither the Fund nor Merrill Lynch nor any other broker-dealer is allowed to conduct any offers or sales of the Fund's Common Stock in the continuous offering during the last five business days of any Tender Offer. In the event that circumstances arise under which the Fund does not conduct the Tender Offers regularly, the Board of Directors would consider alternative means of providing liquidity for holders of Common Stock. Such action would include an evaluation of any secondary market that then existed and a determination of whether such market provided liquidity for holders of Common Stock. If the Board of Directors determines that such market, if any, fails to provide liquidity for the holders of Common Stock, the Board expects that it will consider all then available alternatives to provide such liquidity. Among the alternatives which the Board of Directors may consider is the listing of the Fund's Common Stock on a major domestic stock exchange or on the Nasdaq National Market system in order to provide such liquidity. The Board of Directors also may consider causing the Fund to repurchase its shares from time to time in open-market or private transactions when it can do so on terms that represent a favorable investment opportunity. In any event, the Board of

Directors expects it will cause the Fund to take whatever action it deems necessary or appropriate to provide liquidity for the holders of Common Stock in light of the facts and circumstances existing at such time.

     To consummate a Tender Offer in order to repurchase its shares of Common Stock, the Fund may be required to liquidate portfolio securities and realize gains or losses at a time when the Investment Adviser would otherwise consider it disadvantageous to do so. In such event gains may be realized on securities held for less than three months. However, in order to qualify as a regulated investment company under the Code, the Fund must limit such gains and, accordingly, the amount of gain that the Fund could realize in the ordinary course of its portfolio management from sales of other securities held for less than three months would be reduced. This may adversely affect the Fund's yield. See "Taxes."

     Each Tender Offer will be made and shareholders notified in accordance with the requirements of the Securities Exchange Act of 1934 and the 1940 Act, either by publication or mailing or both. The offering documents will contain such information as is prescribed by such laws and the rules and regulations promulgated thereunder. The repurchase of tendered shares by the Fund is a taxable event for the tendering shareholder. See "Taxes--Offers to Purchase Shares." The Fund will pay all costs and expenses associated with the making of any Tender Offer. A CDSC will be imposed on most shares accepted for tender which have been held for less than three years. See "Contingent Deferred Sales Charge." In addition, Merrill Lynch charges its customers a processing fee (presently $4.85) to confirm a repurchase of shares from such customers pursuant to a Tender Offer. Tenders made directly through the Distributor, (609) 282-2800, are not subject to the processing fee.

     Shareholders of the Fund have an investment option consisting of the right to reinvest the net proceeds from a sale of shares of the Fund's Common Stock (the "Original Shares") pursuant to a tender offer by the Fund in Class D initial sales charge shares of certain Merrill Lynch-sponsored open-end investment companies ("Eligible Class D Shares") at their net asset value, without the imposition of the initial sales charge, if the conditions set forth below are satisfied. First, net proceeds from the sale of the Original Shares in the tender offer must be immediately reinvested in Eligible Class D Shares. Second, the investment option is available only with respect to the proceeds of shares of the Fund's Common Stock as to which a CDSC is no longer applicable because of the length of time that the shareholder has held the shares. Shareholders who already own Class A shares of the investment company in the account in which they are purchasing shares of such investment company may purchase Class A shares rather than Class D shares so long as all of the other requirements of this paragraph are met. Before taking advantage of this investment option, shareholders of the Fund should obtain a currently effective prospectus of the mutual fund which they intend to purchase. To exercise this investment option, shareholders should consult their Merrill Lynch financial consultant. Shareholders who utilize this investment option will realize a taxable gain or loss in connection with the repurchase of shares in a Tender Offer in the same manner as if they received cash for their tendered shares. See "Taxes--Offers to Purchase Shares."

                        CONTINGENT DEFERRED SALES CHARGE

     A CDSC to recover distribution expenses incurred by the Distributor will be imposed against the shareholder's investment account and paid to the Distributor in connection with most shares of Common Stock held for less than three years which are accepted by the Fund for repurchase pursuant to a Tender Offer in the manner described below. The CDSC will be imposed on those shares of Common Stock accepted for tender based on an amount equal to the lesser of the then current net asset value of the shares of Common Stock or the cost of the shares of Common Stock being tendered. Accordingly, the CDSC is not imposed on increases in the net asset value above the initial purchase price. In addition, the CDSC is not imposed on shares derived from reinvestments of dividends or capital gains distributions. In determining whether a CDSC is payable, it is assumed that the acceptance of an offer to repurchase pursuant to a Tender Offer would be made from the earliest purchase of shares of Common Stock. The CDSC imposed will vary depending on the length of time the Common Stock has been owned since purchase (separate purchases shall not be aggregated for these purposes), as set forth in the following table:

                                                                       CONTINGENT
                                                                       DEFERRED
                                                                       SALES
                   YEAR OF REPURCHASE AFTER PURCHASE                   CHARGE
            ------------------------------------------------           ---
            First...........................................           3.0%
            Second..........................................           2.0%
            Third...........................................           1.0%
            Fourth and following............................             0%

     In determining whether a CDSC is applicable to a tender of shares of Common Stock, the calculation will be determined in the manner that results in the lowest possible amount being charged. Therefore, it will be assumed that the tender is first of shares of Common Stock held for over three years and shares of Common Stock acquired pursuant to reinvestment of dividends or distributions and then of shares of Common Stock held longest during the three-year period. The CDSC will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase.

EXAMPLE:

     Assume an investor purchased 1,000 shares of Common Stock (at a cost of $10,000) and in the second year after purchase, the net asset value per share is $12.00 and, during such time, the investor has acquired 100 additional shares of Common Stock upon dividend reinvestment. If at such time the investor makes his or her first redemption of 500 shares of Common Stock (proceeds of $6,000), 100 shares will not be subject to the CDSC because of dividend reinvestment. With respect to the remaining 400 shares of Common Stock, the CDSC is applied only to the original cost of $10 per share and not to the increase in net asset value of $2.00 per share. Therefore, $4,000 of the $6,000 redemption proceeds will be charged at a rate of 2.0% (the applicable rate in the second year after purchase).

     For the period November 3, 1995 (commencement of operations) to October 31, 1996, the amount paid to the Distributor in CDSCs aggregated $38,710.

                             DIRECTORS AND OFFICERS

     Information about the Directors, executive officers and the portfolio manager of the Fund, including their ages and their principal occupations for at least the last five years are set forth below. Unless otherwise noted, the address of each Director, executive officer and the portfolio manager is 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

     ARTHUR ZEIKEL (64)--President and Director(1)(2)--President of the Investment Adviser (which term, as used herein, includes its corporate predecessors) since 1977; President of MLAM (which term, as used herein, includes its corporate predecessors) since 1977; President and Director of Princeton Services, Inc. ("Princeton Services") since 1993; Executive Vice President of ML & Co. since 1990; Director of the Distributor since 1977.

     RONALD W. FORBES (56)--Director(2)--1400 Washington Avenue, Albany, New York 12222. Professor of Finance, School of Business, State University of New York at Albany, since 1989.

     CYNTHIA A. MONTGOMERY (44)--Director(2)--Harvard Business School, Soldiers Field Road, Boston, Massachusetts 02163. Professor, Harvard Business School since 1989; Associate Professor, J.L. Kellogg Graduate School of Management, Northwestern University from 1985 to 1989; Assistant Professor, Graduate School of Business Administration, The University of Michigan from 1979 to 1985; Director, UNUM Corporation since 1990 and Director of Newell Co. since 1995.

     CHARLES C. REILLY (65)--Director(2)--9 Hampton Harbor Road, Hampton Bays, New York 11946. Self-employed financial consultant since 1990; President and Chief Investment Officer of Verus Capital, Inc. from 1979 to 1990; Senior Vice President of Arnhold and S. Bleichroeder, Inc. from 1973 to 1990; Adjunct Professor, Columbia University Graduate School of Business from 1990 to 1991; Adjunct Professor, Wharton School, The University of Pennsylvania from 1989 to 1990; Partner, Small Cities CableVision since 1986.

     KEVIN A. RYAN (64)--Director(2)--127 Commonwealth Avenue, Chestnut Hill, Massachusetts 02167. Founder, current Director and Professor of The Boston University Center for the Advancement of Ethics and Character; Professor of Education at Boston University since 1982; formerly taught on the faculties of The University of Chicago, Stanford University and Ohio State University.

     RICHARD R. WEST (58)--Director(2)--Box 604, Genoa, Nevada 89411. Professor of Finance since 1984, and Dean from 1984 to 1993, and currently Dean Emeritus of New York University Leonard N. Stern School of Business Administration; Director of Bowne & Co., Inc. (financial printers), Vornado, Inc. (real estate holding company), Smith-Corona Corporation (manufacturer of typewriters and word processors) and Alexander's Inc. (real estate company) .

     TERRY K. GLENN (56)--Executive Vice President(1)(2)--Executive Vice President of the Investment Adviser and MLAM since 1983; Executive Vice President and Director of Princeton Services since 1993; President of the Distributor since 1986 and Director thereof since 1991; President of Princeton Administrators, L.P., since 1988.

     VINCENT R. GIORDANO (52)--Senior Vice President(1)(2)--Portfolio Manager of the Investment Adviser and MLAM since 1977 and Senior Vice President of the Investment Adviser and MLAM since 1984; Vice President of MLAM from 1980 to 1984; Senior Vice President of Princeton Services since 1993.

     KENNETH A. JACOB (45)--Vice President(1)(2)--Vice President of the Investment Adviser and MLAM since 1984.

     ROBERT A. DIMELLA, CFA (30)--Portfolio Manager(1)(2)--Assistant Vice President of MLAM since 1995; Assistant Portfolio Manager of MLAM from 1993 to 1995; Assistant Portfolio Manager with Prudential Investment Advisors from 1992 to 1993; Research Associate with Prudential Investment Corporation from 1989 to 1992.

     DONALD C. BURKE (36)--Vice President(1)(2)--Vice President and Director of Taxation of MLAM since 1990; employee of Deloitte & Touche LLP from 1982 to 1990.

     GERALD M. RICHARD (47)--Treasurer(1)(2)--Senior Vice President and Treasurer of the Investment Adviser and MLAM since 1984; Senior Vice President and Treasurer of Princeton Services since 1993; Vice President of the Distributor since 1981, Treasurer since 1984 and employee of the Distributor since 1978.

     MARK B. GOLDFUS (49)--Secretary(1)(2)--Vice President of the Investment Adviser and MLAM since 1985.
------------

(1) Interested person, as defined in the 1940 Act, of the Fund.

(2) Such Director or officer is a director, trustee, officer or member of the advisory board of one or more investment companies for which the Investment Adviser or MLAM acts as investment adviser.

     In connection with the election of the Fund's Directors, holders of shares of Series A AMPS and other preferred stock, voting as a separate class, are entitled to elect two of the Fund's Directors, and the remaining Directors will be elected by all holders of capital stock, voting as a single class. Messrs. Forbes and Reilly have been designated as the Directors to be elected by holders of the preferred stock. See "Description of Capital Stock."

COMPENSATION OF DIRECTORS

     The Fund pays each Director not affiliated with the Investment Adviser an annual fee of $2,000 per year plus $400 per meeting attended, together with such Director's actual out-of-pocket expenses relating to attendance at meetings. The Fund also compensates members of its Audit Committee, which consists of all of the Directors not affiliated with the Investment Adviser, at a rate of $1,000 annually. The Chairman of the Audit Committee receives an additional fee of $1,000 per year. An additional fee of $400 was paid to each Director in connection with an organizational meeting held on August 31, 1995. For the period November 3, 1995 (commencement of operations) to October 31, 1996, fees and expenses paid to the non-interested Directors of the Fund aggregated $24,645.

     The following table sets forth compensation paid by the Fund to the non-interested Directors for the period November 3, 1995 (commencement of operations) to October 31, 1996, and for the calendar year ended December 31, 1995 the aggregate compensation paid by all investment companies advised by the Investment Adviser and its affiliate, MLAM ("FAM/MLAM Advised Funds"), to the non-interested Directors.

                                                                                            TOTAL
                                                                                         COMPENSATION
                                                                     PENSION OR         FROM FUND AND
                                                 AGGREGATE      RETIREMENT BENEFITS    FAM/MLAM ADVISED
                                                COMPENSATION     ACCRUED AS PART OF     FUNDS PAID TO
               NAME OF DIRECTOR                  FROM FUND          FUND EXPENSE          DIRECTORS
----------------------------------------------  ------------    --------------------   ----------------
Ronald W. Forbes(1)...........................     $5,000               None               $147,100
Cynthia A. Montgomery(1)......................     $5,000               None               $147,100
Charles C. Reilly(1)..........................     $5,000               None               $269,600
Kevin A. Ryan(1)..............................     $5,000               None               $147,100
Richard R. West(1)............................     $6,000               None               $294,600

---------------
(1) The Directors serve on the boards of FAM/MLAM Advised Funds as follows: Mr. Forbes (23 registered investment companies consisting of 36 portfolios); Ms. Montgomery (23 registered investment companies consisting of 36 portfolios); Mr. Reilly (41 registered investment companies consisting of 54 portfolios); Mr. Ryan (23 registered investment companies consisting of 36 portfolios); and Mr. West (41 registered investment companies consisting of 54 portfolios).

              INVESTMENT ADVISORY AND ADMINISTRATIVE ARRANGEMENTS

     The Investment Adviser is an affiliate of MLAM and is owned and controlled by ML & Co., a financial services holding company. The Investment Adviser will provide the Fund with investment advisory and management services. The Investment Adviser or MLAM acts as the investment adviser for over 130 other registered investment companies. The Investment Adviser also offers portfolio management and portfolio analysis services to individuals and institutions. As of December 31, 1996, the Investment Adviser and MLAM had a total of
approximately $     billion in investment company and other portfolio assets
under management (approximately $   billion of which were invested in municipal
securities), including accounts of certain affiliates of the Investment Adviser. The principal business address of the Investment Adviser is 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

     The Investment Advisory Agreement with the Investment Adviser (the "Investment Advisory Agreement") provides that, subject to the direction of the Board of Directors of the Fund, the Investment Adviser is responsible for the actual management of the Fund's portfolio. The responsibility for making decisions to buy, sell or hold a particular security rests with the Investment Adviser, subject to review by the Board of Directors.

     The Investment Adviser provides the portfolio management for the Fund. Such portfolio management will consider analyses from various sources (including brokerage firms with which the Fund does business), make the necessary investment decisions, and place orders for transactions accordingly. The Investment Adviser will also be responsible for the performance of certain administrative and management services for the Fund. Robert A. DiMella, CFA, is the portfolio manager for the Fund and is primarily responsible for the Fund's day-to-day management. He has served as an Assistant Vice President of MLAM since 1995 and a portfolio manager of the Investment Adviser and MLAM since 1993.

     For the services provided by the Investment Adviser under the Investment Advisory Agreement, the Fund will pay a monthly fee at an annual rate of 0.50 of 1% of the Fund's average daily net assets (i.e., the average daily value of the total assets of the Fund, including proceeds from the issuance of shares of preferred stock, minus the sum of accrued liabilities of the Fund and accumulated dividends on the shares of preferred stock). For purposes of this calculation, average daily net assets are determined at the end of each month on the basis of the average net assets of the Fund for each day during the month.

     Under the terms of an administration agreement with the Fund (the "Administration Agreement"), the Investment Adviser also performs or arranges for the performance of the administrative services (i.e., services other than investment advice and related portfolio activities) necessary for the operation of the Fund, including paying all compensation of and furnishing office space for officers and employees of the Fund connected with investment and economic research, trading and investment management of the Fund, as well as the compensation of all Directors of the Fund who are affiliated persons of the Investment Adviser or any of its affiliates. The Fund pays all other expenses incurred in the operation of the Fund, including, among other things, expenses for legal and auditing services, taxes, costs of printing proxies, listing fees, if any, stock certificates and shareholder reports, charges of the custodian and the transfer agent, dividend disbursing agent and shareholder servicing agent, charges of any auction agent and broker-dealers in connection with preferred stock of the Fund, expenses of registering shares of common stock and preferred stock under Federal and state securities laws, fees and expenses with respect to any issuance of preferred stock or any borrowing, Securities and Exchange Commission fees, fees and expenses of unaffiliated Directors, accounting and pricing costs, insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, mailing and other expenses properly payable by the Fund. Accounting services are provided to the Fund by the Investment Adviser, and the Fund reimburses the Investment Adviser for its costs in connection with such services. For the period November 3, 1995 (commencement of operations) to October 31, 1996, the reimbursement for such services aggregated $60,526.

     For the administrative services rendered to the Fund and the facilities furnished, the Fund pays the Investment Adviser a monthly fee at an annual rate of 0.25 of 1% of the Fund's average daily net assets determined in the same manner as the fee payable by the Fund under the Investment Advisory Agreement. The Investment Adviser may pay a portion of the fee received pursuant to the Administration Agreement to its affiliate, Merrill Lynch, for administrative services rendered in connection with any preferred stock of the Fund. The combined advisory and administration fees are greater than the advisory fees paid by most funds, but are similar in amount to the fees paid by other continuously offered, closed-end funds.

     For the period November 3, 1995 (commencement of operations) to October 31, 1996, the fee paid by the Fund to the Investment Adviser pursuant to the Investment Advisory Agreement was $446,931 and the fee paid by the Fund to the Investment Adviser pursuant to the Administration Agreement was $223,446 (each fee paid based on average daily net assets of approximately $89.9 million). For this period, the Investment Adviser voluntarily waived $419,740 of the fee paid by the Fund pursuant to the Investment Advisory Agreement and voluntarily reimbursed the Fund additional expenses of $231,006.

     Unless earlier terminated as described below, the Investment Advisory and Administration Agreements will continue in effect for a period of two years from the date of execution and will remain in effect from year to year thereafter if approved annually (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of the Fund and (b) by a majority of the Directors who are not parties to such contracts or interested persons (as defined in the 1940
Act) of any such party. Such contracts are not assignable and may be terminated without penalty on 60 days' written notice at the option of either party thereto or by the vote of the shareholders of the Fund.

     Securities held by the Fund may also be held by, or be appropriate investments for, other funds or investment advisory clients for which the Investment Adviser or its affiliate act as an adviser. Because of different objectives or other factors, a particular security may be bought for one or more clients when one or more clients are selling the same security. If purchases or sales of securities by the Investment Adviser for the Fund or other funds for which it acts as investment adviser or for advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Investment Adviser or its affiliate during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

CODE OF ETHICS

     The Board of Directors of the Fund has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act which incorporates the Code of Ethics of the Investment Adviser (together, the "Codes"). The Codes significantly restrict the personal investing activities of all employees of the Investment Adviser and, as described below, impose additional, more onerous, restrictions on Fund investment personnel.

     The Codes require that all employees of the Investment Adviser preclear any personal securities investment (with limited exceptions, such as U.S. Government securities). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to all employees of the Investment Adviser include a ban on acquiring any securities in a "hot" initial public offering and a prohibition from profiting on short-term trading in securities. In addition, no employee may purchase or sell any security which at the time is being purchased or sold (as the case may be), or to the knowledge of the employee is being considered for purchase or sale, by any fund advised by the Investment Adviser. Furthermore, the Codes provide for trading "blackout periods" which prohibit trading by investment personnel of the Fund within periods of trading by the Fund in the same (or equivalent) security (15 or 30 days depending upon the transaction).

TRANSFER AGENCY SERVICES

     Merrill Lynch Financial Data Services, Inc. (the "Transfer Agent"), which is a wholly-owned subsidiary of ML & Co., acts as the Fund's transfer agent for the Common Stock pursuant to a transfer agency, dividend disbursing agency and shareholder servicing agency agreement (the "Transfer Agency Agreement"). Pursuant to the Transfer Agency Agreement, the Transfer Agent is responsible for the issuance, transfer and tender of shares of Common Stock and the opening and maintenance of shareholder accounts. Pursuant to the Transfer Agency Agreement, the Fund pays the Transfer Agent an annual fee of $14.00 per shareholder account, and the Transfer Agent is entitled to certain nominal miscellaneous charges and reimbursement for out-of-pocket expenses incurred by it under the Transfer Agency Agreement. For the period November 3, 1995 (commencement of operations) to October 31, 1996, the Fund's payments to the Transfer Agent pursuant to the Transfer Agency Agreement, including reimbursement for out-of-pocket expenses, aggregated $71,704. As of December 31, 1996, the Fund
had      shareholder accounts. At this level of accounts, the annual fee payable
to the Transfer Agent would aggregate approximately $       , plus out-of-pocket
expenses.

                             PORTFOLIO TRANSACTIONS

     Subject to policies established by the Board of Directors of the Fund, the Investment Adviser is primarily responsible for the execution of the Fund's portfolio transactions. In executing such transactions, the Investment Adviser seeks to obtain the best results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities. While the Investment Adviser generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commission or spread available. For the period November 3, 1995 (commencement of operations) to October 31, 1996, the Fund did not pay any brokerage commissions.

     The Fund has no obligation to deal with any broker or dealer in the execution of transactions in portfolio securities. Subject to obtaining the best price and execution, securities firms which provided supplemental investment research to the Investment Adviser, including Merrill Lynch, may receive orders for transactions by the Fund. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser under the Investment Advisory Agreement, and the expenses of the Investment Adviser will not necessarily be reduced as a result of the receipt of such supplemental information.

     The securities in which the Fund primarily will invest are traded in the over-the-counter markets, and the Fund intends to deal directly with the dealers who make markets in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Under the 1940 Act, except as permitted by exemptive order, persons affiliated with the Fund are prohibited from dealing with the Fund as principal in the purchase and sale of securities. Since transactions in the over-the-counter market usually involve transactions with dealers acting as principals for their own account, the Fund will not deal with affiliated persons, including Merrill Lynch and its affiliates, in connection with such transactions except that, pursuant to an exemptive order obtained by the Investment Adviser, the Fund may engage in principal transactions with Merrill Lynch in high quality, short-term, tax-exempt securities. See "Investment Restrictions." For the period November 3, 1995 (commencement of operations) to October 31, 1996, the Fund engaged in no transactions pursuant to such order. An affiliated person of the Fund may serve as its broker in over-the-counter transactions conducted on an agency basis.

     The Fund may also make loans to tax-exempt borrowers in individually negotiated transactions with the borrower. Because an active trading market may not exist for such securities, the prices that the Fund may pay for these securities or receive on their resale may be lower than that for similar securities with a more liquid market.

PORTFOLIO TURNOVER

     Generally, the Fund does not purchase securities for short-term trading profits. However, the Fund may dispose of securities without regard to the time they have been held when such action, for defensive or other reasons, appears advisable to the Investment Adviser. The Fund will, however, monitor its trading so as to comply with certain requirements for qualification as a RIC under the Code. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year. For purposes of determining this rate, all securities whose maturities at the time of acquisition are one year or less are excluded. For the period November 3, 1995 (commencement of operations) to October 31, 1996 the Fund's portfolio turnover rate was 234.41%.

                          DIVIDENDS AND DISTRIBUTIONS

     The Fund intends to distribute all of its net investment income. Dividends from such net investment income will be declared and paid monthly to holders of Common Stock. As long as any preferred stock is outstanding, monthly distributions to holders of Common Stock normally will consist of substantially all net investment income remaining after the payment of dividends (and any Additional Distribution) on the Series A AMPS and any other preferred stock. All net realized long-term or short-term capital gains, if any, will be distributed at least annually to holders of Common Stock and pro rata to holders of Common Stock and preferred stock. While any shares of preferred stock are outstanding, the Fund may not declare any cash dividend or other distribution on its Common Stock, unless at the time of such declaration (1) all accumulated preferred stock dividends, including any Additional Distribution, have been paid, and (2) the net asset value of the Fund's portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of the liquidation value of the outstanding preferred stock (expected to equal the original purchase price of the outstanding shares of preferred stock plus any accumulated and unpaid dividends thereon and any accumulated but unpaid Additional Distribution). As of the date of this Prospectus, Series A AMPS represent approximately 31% of the Fund's capital and the asset coverage with respect to the Series A AMPS is approximately 326%. If the Fund's ability to make distributions on its Common Stock is limited, such limitation could under certain circumstances impair the ability of the Fund to maintain its qualification for taxation as a regulated investment company, which could have adverse tax consequences for holders of Common Stock. See "Taxes."

     See "Automatic Dividend Reinvestment Plan" for information concerning the manner in which dividends and distributions to holders of Common Stock may be automatically reinvested in shares of Common Stock of the Fund. Dividends may be taxable to shareholders under certain circumstances as discussed below, whether they are reinvested in shares of the Fund or received in cash.

                                     TAXES

GENERAL

     The Fund intends to continue to qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Code. If it so qualifies, in any taxable year in which it distributes at least 90% of its taxable net income and 90% of its tax-exempt net income (see below), the Fund (but not its shareholders) will not be subject to Federal income tax to the extent that it distributes its net investment income and net realized capital gains. The Fund intends to distribute substantially all of such income.

     The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year-end, plus certain undistributed amounts from previous years. The required distributions, however, are based only on the taxable income of a RIC. The excise tax, therefore, generally will not apply to the tax-exempt income of a RIC, such as the Fund, that pays exempt-interest dividends.

     The Fund intends to qualify to pay "exempt-interest dividends" as defined in Section 852(b)(5) of the Code. Under such section if, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of obligations exempt from Federal income tax ("tax-exempt obligations") under Section 103(a) of the Code (relating generally to obligations of a state or local governmental unit), the Fund shall be qualified to pay exempt-interest dividends to its shareholders. Exempt-interest dividends are dividends or any part thereof paid by the Fund which are attributable to interest on tax-exempt obligations and designated by the Fund as exempt-interest dividends in a written notice mailed to the Fund's shareholders within 60 days after the close of its taxable year. To the extent that the dividends distributed to the Fund's shareholders are derived from interest income exempt from tax under Code Section 103(a) and are properly designated as exempt-interest dividends, they will be excludable from a shareholder's gross income for Federal income tax purposes. Exempt-interest dividends are included, however, in determining the portion, if any, of a person's Social Security and railroad retirement benefits subject to Federal income taxes. Interest on indebtedness incurred or continued to purchase or carry Fund shares is not deductible for Federal income tax purposes to the extent attributable to exempt-interest dividends. Each shareholder is advised to consult a tax adviser with respect to whether exempt-interest dividends retain the exclusion under Code Section 103(a) if such shareholder would be treated as a "substantial user" or "related person" under Code Section 147(a) with respect to property financed with the proceeds of an issue of "industrial development bonds" or "private activity bonds," if any, held by the Fund.

     To the extent that the Fund's distributions are derived from interest on its taxable investments or from an excess of net short-term capital gains over net long-term capital losses ("ordinary income dividends"), such distributions will be considered ordinary income for Federal income tax purposes. Distributions, if any, from an excess of net long-term capital gains over net short-term capital losses derived from the sale of securities or from certain transactions in futures or options ("capital gain dividends") are taxable as long-term capital gains for Federal income tax purposes, regardless of the length of time the shareholder has owned Fund shares. Distributions by the Fund, whether from exempt-interest income, ordinary income or capital gains, will not be eligible for the dividends received deduction allowed to corporations under the Code.

     All or a portion of the Fund's gain from the sale or redemption of tax-exempt obligations purchased at a market discount will be treated as ordinary income rather than capital gain. This rule may increase the amount of ordinary income dividends received by shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). Any loss upon the sale or exchange of Fund shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received by the shareholder. In addition, any such loss that is not disallowed under the rule stated above will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. If the Fund pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.

     The Internal Revenue Service has taken the position in a revenue ruling that if a RIC has two classes of shares, it may designate distributions made to each class in any year as consisting of no more than such class's proportionate share of particular types of income, including exempt-interest income and net long-term capital gains. A class's proportionate share of a particular type of income is determined according to the percentage of total dividends paid by the RIC during such year that was paid to such class. Consequently, when both Common Stock and preferred stock are outstanding, the Fund intends to designate distributions made to the classes as consisting of particular types of income in accordance with the classes' proportionate shares of such income. Thus, the Fund will designate dividends paid as exempt-interest dividends in a manner that allocates such dividends between the holders of Common Stock and preferred stock in proportion to the total dividends paid to each class during the taxable year, or otherwise as required by applicable law. Capital gain dividends will similarly be allocated between the two classes in proportion to the total dividends paid to each class during the taxable year, or otherwise as required by applicable law. When capital gain or other taxable income is allocated to holders of preferred stock pursuant to the allocation rules described above, the terms of the preferred stock may require the Fund to make an additional distribution to or otherwise compensate such holders for the tax liability resulting from such allocation.

     The Code subjects interest received on certain otherwise tax-exempt securities to an alternative minimum tax. The alternative minimum tax will apply to interest received on "private activity bonds" issued after August 7, 1986. Private activity bonds are bonds which, although tax-exempt, are used for purposes other than those generally performed by governmental units and which benefit non-governmental entities (e.g., bonds used for industrial development or housing purposes). Income received on such bonds is classified as an item of "tax preference" which could subject investors in such bonds, including shareholders of the Fund, to an alternative minimum tax. The Fund intends to purchase such "private activity bonds" and will report to shareholders within 60 days after its taxable year-end the portion of its dividends declared during the year which constitutes an item of tax preference for alternative minimum tax purposes. The Code further provides that corporations are subject to an alternative minimum tax based, in part, on certain differences between taxable income as adjusted for other tax preferences and the corporation's "adjusted current earnings", which more closely reflects a corporation's economic income. Because an exempt-interest dividend paid by the Fund will be included in adjusted current earnings, a corporate shareholder may be required to pay an alternative minimum tax on exempt-interest dividends paid by the Fund.

     The Fund may invest in high yield securities, as described in the Prospectus. Furthermore, the Fund may also invest in instruments the return on which includes nontraditional features such as indexed principal or interest payments ("nontraditional instruments"). These instruments may be subject to special tax rules under which the Fund may be required to accrue and distribute income before amounts due under the obligations are paid. In addition, it is possible that all or a portion of the interest payments on such high yield securities and/or nontraditional instruments could be recharacterized as taxable ordinary income.

     If at any time when shares of preferred stock are outstanding the Fund does not meet the asset coverage requirements of the 1940 Act, the Fund will be required to suspend distributions to holders of Common Stock until the asset coverage is restored. See "Dividends and Distributions." This may prevent the Fund from distributing at least 90% of its net investment income and may, therefore, jeopardize the Fund's qualification for taxation as a RIC. Upon any failure to meet the asset coverage requirements of the 1940 Act, the Fund, in its sole discretion, may redeem shares of preferred stock in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Fund and its shareholders of failing to qualify as a RIC. There can be no assurance, however, that any such action would achieve such objectives.

     As noted above, the Fund must distribute annually at least 90% of its net taxable and tax-exempt interest income. A distribution will only be counted for this purpose if it qualifies for the dividends paid deduction under the Code. Some types of preferred stock that the Fund currently contemplates issuing may raise an issue as to whether distributions on such preferred stock are "preferential" under the Code and therefore not eligible for the dividends paid deduction. The Fund intends to issue preferred stock that counsel advises will not result in the payment of a preferential dividend and may seek a private letter ruling from the Internal Revenue Service to that effect. If the Fund ultimately relies solely on a legal opinion when it issues such preferred stock, there is no assurance that the Internal Revenue Service would agree that dividends on the preferred stock are not preferential. If the Internal Revenue Service successfully disallowed the dividends paid deduction for dividends on the preferred stock, the Fund could be disqualified as a RIC. In this case, dividends on the Common Stock would not be exempt from Federal income taxes. Additionally, the Fund would be subject to the alternative minimum tax.

     The value of shares acquired pursuant to the Fund's dividend reinvestment plan will generally be excluded from gross income to the extent that the cash amount reinvested would be excluded from gross income. If, when the Fund's shares are trading at a premium over net asset value, the Fund issues shares pursuant to the dividend reinvestment plan which have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of such discount (which may not exceed 5% of the fair market value of the Fund's shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all the shareholders, including shareholders who do not participate in the dividend reinvestment plan. Thus, shareholders who do not participate in the dividend reinvestment plan might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

     Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

     Under certain Code provisions, some taxpayers may be subject to a 31% withholding tax on certain ordinary income dividends and on capital gain dividends and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

     The Code provides that every shareholder required to file a tax return must include for information purposes on such return the amount of exempt-interest dividends received from all sources (including the Fund) during the taxable year.

ENVIRONMENTAL TAX

     The Code previously imposed a deductible tax (the "Environmental Tax") on a corporation's modified alternative minimum taxable income (computed without regard to the alternative minimum tax net operating loss deduction and the deduction for the Environmental Tax) at a rate of $12 per $10,000 (0.12%) of alternative minimum taxable income in excess of $2,000,000. The Environmental Tax has expired, but may be reinstated in the future. The Environmental Tax was imposed even if the corporation was not required to pay an alternative minimum tax because the corporation's regular income tax liability exceeded its minimum tax liability. The Code provides, however, that a RIC, such as the Fund, would not be subject to the Environmental Tax. However, exempt-interest dividends paid by the Fund that create alternative minimum taxable income for corporate shareholders (as described above) could subject corporate shareholders of the Fund to the Environmental Tax.

TAX TREATMENT OF OPTIONS AND FUTURES TRANSACTIONS

     The Fund may purchase or sell municipal bond index financial futures contracts and interest rate financial futures contracts on U.S. Government securities. The Fund may also purchase and write call and put options on such financial futures contracts. In general, unless an election is available to the Fund or an exception applies, such options and financial futures contracts that are "Section 1256 contracts" will be "marked to market" for Federal income tax purposes at the end of each taxable year, i.e., each such option or financial futures contract will be treated as sold for its fair market value on the last day of the taxable year and any gain or loss attributable to Section 1256 contracts will be 60% long-term and 40% short-term capital gain or loss. Application of these rules to Section 1256 contracts held by the Fund may alter the timing and character of distributions to shareholders. The mark-to-market rules outlined above, however, will not apply to certain transactions entered into by the Fund solely to reduce the risk of changes in price or interest rates with respect to its investments.

     Code Section 1092, which applies to certain "straddles," may affect the taxation of the Fund's sales of securities and transactions in financial futures contracts and related options. Under Section 1092, the Fund may be required to postpone recognition for tax purposes of losses incurred in certain sales of securities and certain closing transactions in financial futures contracts or the related options.

     One of the requirements for qualification as a RIC is that less than 30% of the Fund's gross income be derived from gains from the sale or other disposition of securities held for less than three months. Accordingly, the Fund may be restricted in effecting closing transactions within three months after entering into an option or financial futures contract.

OFFERS TO PURCHASE SHARES

     Under current law, a holder of Common Stock, who, pursuant to any Tender Offer, tenders all shares of Common Stock owned by such shareholder and who, after such Tender Offer, is not considered to own any shares under attribution rules contained in the Code will realize a taxable gain or loss depending upon such shareholder's basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are held as capital assets in the shareholder's hands and will be long-term or short-term depending upon the shareholder's holding period for the shares. Different tax consequences may apply to tendering and non-tendering holders of Common Stock in connection with a Tender Offer, and these consequences will be disclosed in the related offering documents. For example, if a tendering holder of Common Stock tenders less than all shares owned by or attributed to such shareholder, and if the distribution to such shareholder does not otherwise qualify as an exchange, the proceeds received will be treated as a taxable dividend, return of capital or capital gain depending on the Fund's earnings and profits and the shareholder's basis in the tendered shares. Also, there is a remote risk that non-tendering holders of Common Stock may be considered to have received a deemed distribution which may be a taxable dividend in whole or in part. Holders of Common Stock may wish to consult their tax advisers prior to tendering. If holders of Common Stock whose shares are acquired by the Fund in the open market sell less than all shares owned by or attributed to them, there is a risk that these shareholders will be subject to taxable dividend treatment, as well as a remote risk that the remaining shareholders may be considered to have received a deemed distribution.

STATE AND LOCAL TAXES

     The exemption from Federal income tax for exempt-interest dividends does not necessarily result in an exemption for such dividends under the income or other tax laws of any state or local taxing authority. Shareholders are advised to consult their own tax advisers concerning state and local tax matters.

                            ------------------------

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and
Treasury Regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The Code and the Treasury Regulations are subject to change by legislative or administrative action either prospectively or retroactively.

     Shareholders are urged to consult their tax advisers regarding specific questions as to Federal, state, local or foreign taxes.

                      AUTOMATIC DIVIDEND REINVESTMENT PLAN

     All dividends and capital gains distributions on the Common Stock of the Fund are reinvested automatically in full and fractional shares of Common Stock of the Fund at the net asset value per share next determined on the payable date of such dividend or distribution. A shareholder may at any time, by request to his Merrill Lynch financial consultant or by written notification or by telephone (1-800-MER-FUND) to the Transfer Agent, elect to have subsequent dividends or capital gains distributions, or both, paid in cash, rather than reinvested, in which event payment will be mailed on or about the payment date. Cash payments can also be directly deposited to the shareholder's bank account. No CDSC will be imposed upon redemption of shares issued as a result of the automatic reinvestment of dividends or capital gains distributions.

     The automatic reinvestment of dividends will not relieve participants of any Federal income tax that may be payable (or required to be withheld) on such dividends or distributions. See "Taxes."

                                NET ASSET VALUE

     Net asset value per share of Common Stock is determined as of 15 minutes after the close of business on the NYSE (generally, 4:00 P.M., New York time), on each day during which the NYSE is open for trading. For purposes of determining the net asset value of a share of Common Stock, the value of the securities held by the Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) and the aggregate liquidation value of the outstanding shares of preferred stock is divided by the total number of shares of Common Stock outstanding at such time. Expenses, including the fees payable to the Investment Adviser, are accrued daily.

     The Municipal Bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter markets. In determining net asset value, the Fund utilizes the valuations of portfolio securities furnished by a pricing service approved by the Board of Directors. The pricing service typically values portfolio securities at the bid price or the yield equivalent when quotations are readily available.

Municipal Bonds for which quotations are not readily available are valued at fair market value on a consistent basis as determined by the pricing service using a matrix system to determine valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors. The Board of Directors has determined in good faith that the use of a pricing service is a fair method of determining the valuation of portfolio securities. Obligations with remaining maturities of 60 days or less are valued at amortized cost, unless this method no longer produces fair valuations. Positions in financial futures contracts are valued at closing prices for such contracts established by the exchange on which they are traded, or if market quotations are not readily available, are valued at fair value on a consistent basis using methods determined in good faith by the Board of Directors.

                          DESCRIPTION OF CAPITAL STOCK

     The Fund is authorized to issue 200,000,000 shares of capital stock, par value $.10 per share, all of which shares were initially classified as Common Stock. The Board of Directors is authorized, however, to classify or reclassify any unissued shares of capital stock by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption. In this regard, the Board of Directors reclassified 40,000 shares of unissued Common Stock as Auction Market Preferred Stock, par value $0.10 per share, liquidation preference $25,000 per share ("AMPS").

     The following table shows the amount of (i) capital stock authorized, (ii) capital stock held by the Fund for its own account and (iii) capital stock outstanding for each class of authorized securities of the Fund as of December 31, 1996.

                                                                                         AMOUNT
                                                                                       OUTSTANDING
                                                                     AMOUNT HELD      (EXCLUSIVE OF
                                                                       BY FUND         AMOUNT HELD
                                                       AMOUNT        FOR ITS OWN     BY FUND FOR ITS
                  TITLE OF CLASS                     AUTHORIZED        ACCOUNT        OWN ACCOUNT)
---------------------------------------------------  -----------     -----------     ---------------
Common Stock.......................................  199,960,000         -0-            8,401,936
Auction Market Preferred Stock.....................       40,000         -0-                1,520

COMMON STOCK

     Shares of Common Stock, when issued and outstanding, will be fully paid and non-assessable. Holders of Common Stock are entitled to share pro rata in the net assets of the Fund available for distribution to holders of Common Stock upon liquidation of the Fund. Holders of Common Stock are entitled to one vote for each share held.

     So long as any shares of the Fund's preferred stock are outstanding, holders of Common Stock will not be entitled to receive any net income of or other distributions from the Fund unless all accumulated dividends on preferred stock have been paid and unless asset coverage (as defined in the 1940 Act) with respect to preferred stock would be at least 200% after giving effect to such distributions. See "Preferred Stock" below.

     The Fund will send unaudited reports at least semi-annually and audited annual financial statements to all of its shareholders.

PREFERRED STOCK

     The Fund's shares of preferred stock may be issued in one or more series, with rights as determined by the Board of Directors, by action of the Board of Directors without the approval of the holders of Common Stock. Under the Funds's Articles Supplementary specifying the powers, preferences and rights of the AMPS, the Fund is authorized to issue an aggregate of 40,000 shares of AMPS, designated respectively: 8,000 shares of Series A AMPS, 8,000 shares of Series B AMPS, 8,000 shares of Series C AMPS, 8,000 shares of Series D AMPS and 8,000 shares of Series E AMPS. The Series A AMPS are the only series currently offered and to be issued and outstanding. Under the 1940 Act, the Fund is permitted to have outstanding more than one series of preferred stock so long as no single series has a priority over another series as to the distributions of assets of the Fund or the payment of dividends. Holders of Common Stock have no preemptive right to purchase any shares of preferred stock that might be issued. It is anticipated that the net asset value per share of the preferred stock will equal its original purchase price per share plus accumulated dividends per share.

     The Fund has issued 1,520 shares of Series A AMPS and may offer additional shares of AMPS and other preferred stock (representing up to approximately 35% of the Fund's capital), subject to market conditions and to the Board's continuing to believe that leveraging the Fund's capital structure through the issuance of preferred stock is likely to achieve the benefits to the holders of Common Stock described in the Prospectus. The terms of such preferred stock, including its dividend rate, voting rights, liquidation preference and redemption provisions will be determined by the Board of Directors (subject to applicable law and the Fund's Articles of Incorporation). The redetermination of the dividend rate will be made at relatively short intervals (generally seven or 28 days), or a medium-term dividend rate, in which case periodic redetermination of the dividend rate will be made at intervals of up to five years. In either case, such redetermination of the dividend rate will be made through an auction or remarketing procedure. Additionally, under certain circumstances, when the Fund is required to allocate taxable income to holders of the preferred stock, it is anticipated that the terms of the preferred stock will require the Fund to make an Additional Distribution (as defined in "Risks and Special Considerations of Leverage--Effects of Leverage") to such holders. The Board also has indicated that it is likely that the liquidation preference, voting rights and redemption provisions of the preferred stock will be as stated below. The Fund's Articles of Incorporation, as amended, together with any Articles Supplementary, are referred to below as the "Charter."

     Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the holders of shares of preferred stock will be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus an amount equal to accumulated and unpaid dividends whether or not earned or declared and any accumulated and unpaid Additional Distribution) before any distribution of assets is made to holders of Common Stock. After payment of the full amount of the liquidating distribution to which they are entitled, the preferred stockholders will not be entitled to any further participation in any distribution of assets by the Fund. A consolidation or merger of the Fund with or into any other corporation or corporations or a sale of all or substantially all of the assets of the Fund will not be deemed to be a liquidation, dissolution or winding up of the Fund.

     Voting Rights. Except as otherwise indicated in this Prospectus and except as otherwise required by applicable law, holders of shares of preferred stock will have equal voting rights with holders of shares of Common Stock (one vote per share) and will vote together with holders of Common Stock as a single class.

     In connection with the election of the Fund's directors, holders of shares of Series A AMPS and other preferred stock, voting as a separate class, are entitled to elect two of the Fund's directors, and the remaining directors will be elected by all holders of capital stock, voting as a single class. So long as any preferred stock is outstanding, the Fund will have not less than five directors. If at any time dividends on shares of the Fund's preferred stock shall be unpaid in an amount equal to two full years' dividends thereon, the holders of all outstanding shares of preferred stock, voting as a separate class, will be entitled to elect a majority of the Fund's directors until all dividends in default have been paid or declared and set apart for payment.

     The affirmative vote of the holders of a majority of the outstanding shares of the preferred stock, voting as a separate class, will be required to (i) authorize, create or issue (other than the preferred stock authorized by the Articles Supplementary creating such preferred stock), or increase the authorized or issued aggregate stated capital amount of (other than the preferred stock authorized by the Articles Supplementary creating such preferred stock), any class or series of stock ranking prior to or on a parity with any series of preferred stock with respect to payment of dividends or the distribution of assets on liquidation, or increase the authorized amount of preferred stock or (ii) amend, alter or repeal the provisions of the Charter, whether by merger, consolidation or otherwise, so as to adversely affect any of the contract rights expressly set forth in the Charter of holders of preferred stock.

     Redemption Provisions. Shares of preferred stock generally will be redeemable at the option of the Fund at a price equal to their liquidation preference plus accumulated but unpaid dividends to the date of redemption plus, under certain circumstances, a redemption premium. Shares of preferred stock will also be subject to mandatory redemption at a price equal to their liquidation preference plus accumulated but unpaid dividends to the date of redemption upon the occurrence of certain specified events, such as the failure of the Fund to maintain asset coverage requirements for the preferred stock specified by the rating agencies which issue ratings on the preferred stock. The Charter prohibits the sale or transfer of preferred stock to any affiliate of the Fund or the Investment Adviser, except for an affiliate that may be acting as a broker-dealer in connection with the preferred stock.

CERTAIN PROVISIONS OF THE ARTICLES OF INCORPORATION

     The Fund's Articles of Incorporation include provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Directors and could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. A director may be removed from office with or without cause but only by vote of the holders of at least 66 2/3% of the votes entitled to be voted on the matter. A director elected by all of the holders of capital stock may be removed only by action of such holders, and a director elected by the holders of preferred stock may be removed only by action of such holders.

     In addition, the Articles of Incorporation require the favorable vote of the holders of at least 66 2/3% of the Fund's shares of capital stock, then entitled to be voted, voting as a single class, to approve, adopt or authorize the following:

          (i) a merger or consolidation or statutory share exchange of the Fund with any other corporation,

          (ii) a sale of all or substantially all of the Fund's assets (other than in the regular course of the Fund's investment activities), or

          (iii) a liquidation or dissolution of the Fund,

unless such action has been approved, adopted or authorized by the affirmative vote of at least two-thirds of the total number of Directors fixed in accordance with the by-laws, in which case the affirmative vote of a majority of the Fund's shares of capital stock is required. The approval, adoption or authorization of the foregoing would also require the favorable vote of at least a majority of the Fund's shares of preferred stock then entitled to be voted, voting as a separate class.

     In addition, conversion of the Fund to an open-end investment company would require an amendment to the Fund's Articles of Incorporation. The amendment would have to be declared advisable by the Board of Directors prior to its submission to shareholders. Such an amendment would require the favorable vote of the holders of at least 66 2/3% of the Fund's outstanding shares of capital stock (including the preferred stock) entitled to be voted on the matter, voting as a single class (or a majority of such shares if the amendment was previously approved, adopted or authorized by at least two-thirds of the total number of Directors fixed in accordance with the by-laws), and, while shares of preferred stock are outstanding, the affirmative vote of at least a majority of outstanding shares of preferred stock of the Fund, voting as a separate class. Such a vote also would satisfy a separate requirement in the 1940 Act that the change be approved by the shareholders. Shareholders of an open-end investment company may require the company to redeem their shares of common stock at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. All redemptions will be made in cash. If the Fund is converted to an open-end investment company, it could be required to liquidate portfolio securities to meet requests for redemption. Conversion to an open-end investment company would also require redemption of all outstanding shares of preferred stock and would require changes in certain of the Fund's investment policies and restrictions, such as those relating to the issuance of senior securities and the borrowing of money.

     The Board of Directors has determined that the 66 2/3% voting requirements described above, which are greater than the minimum requirements under Maryland law or the 1940 Act, are in the best interests of shareholders generally. Reference should be made to the Charter on file with the SEC for the full text of these provisions.

                                PERFORMANCE DATA

     From time to time, the Fund may include its yield and/or total return on its Common Stock for various specified time periods in advertisements or information furnished to present or prospective shareholders. The yield of the Fund refers to the income generated by an investment in the Fund over a stated period. Yield is calculated by annualizing the distribution over a stated period and dividing the product by the average per share net value. For the period November 3, 1995 (commencement of operations) to October 31, 1996, the Fund earned income dividends of $0.585 per share, representing a net annualized yield of 5.80%, based on a net asset value of $10.17 per share of Common Stock on October 31, 1996.

     The Fund also may quote annual total return and aggregate total return performance data. Total return quotations for the specified periods will be computed by finding the rate of return (based on net investment income and any capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the value of such investment at the end of the period. For the period November 3, 1995 (commencement of operations) to October 31, 1996, the annual total return of the Fund was 7.81%, based on the change in net asset value per share of Common Stock from $10.00 to $10.17, and assuming reinvestment of income dividends of $0.562 per share of Common Stock.

     The calculation of yield and total return does not reflect the imposition of any CDSC or the amount of any shareholder's tax liability.

     Yield and total return figures are based on the Fund's historical performance and are not intended to indicate further performance. The Fund's yield is expected to fluctuate, and its total return will vary depending on market conditions, the Municipal Bonds and other securities comprising the Fund's portfolio, the Fund's operating expenses and the amount of net realized and unrealized capital gains or losses during the period.

     On occasion, the Fund may compare its yield and tax-equivalent yield to yield data published by Lipper Analytical Services, Inc. or performance data published by Morningstar Publications, Inc., Money Magazine, U.S. News & World Report, Business Week, CDA Investment Technology, Inc., Forbes Magazine and Fortune Magazine. Yield comparisons should not be considered indicative of the Fund's yield and tax-equivalent yield or relative performance for any future period.

                                   CUSTODIAN

     The Fund's securities and cash are held under a custody agreement with The Bank of New York, 90 Washington Street, New York, New York 10286.

                   TRANSFER AGENT, DIVIDEND DISBURSING AGENT
                        AND SHAREHOLDER SERVICING AGENT

     The transfer agent, dividend disbursing agent and shareholder servicing agent for the shares of Common Stock of the Fund is Merrill Lynch Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, a wholly owned subsidiary of ML & Co.

     Shareholder Reports. Only one copy of each shareholder report and certain shareholder communications will be mailed to each identified shareholder regardless of the number of accounts such shareholder has. If a shareholder wishes to receive separate copies of each report and communication for each of the shareholder's related accounts the shareholder should notify in writing:

                            Merrill Lynch Financial Data Services, Inc.
                            P.O. Box 45289
                            Jacksonville, Florida 32232-5289

The written notification should include the shareholder's name, address, tax identification number and Merrill Lynch and/or mutual fund account numbers. If you have any questions regarding this, please call your Merrill Lynch financial consultant or Merrill Lynch Financial Data Services, Inc. at 800-637-3863.

                                 LEGAL OPINIONS

     Certain legal matters in connection with the Common Stock offered hereby will be passed on for the Fund by Brown & Wood LLP, One World Trade Center, New York, New York 10048-0557.

                              INDEPENDENT AUDITORS

     Deloitte & Touche LLP, 117 Campus Drive, Princeton, New Jersey 08540, have been selected as the independent auditors of the Fund. The selection of independent auditors is subject to ratification by shareholders of the Fund. The independent auditors are responsible for auditing the financial statements of the Fund.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Merrill Lynch Municipal Strategy Fund, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of Merrill Lynch Municipal Strategy Fund, Inc. as of October 31, 1996, the related statements of operations and changes in net assets, and the financial highlights for the period November 3, 1995 (commencement of operations) to October 31, 1996. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Municipal Strategy Fund, Inc. as of October 31, 1996, the results of its operations, the changes in its net assets and the financial highlights for the period November 3, 1995 to October 31, 1996 in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey

December 9, 1996

SCHEDULE OF INVESTMENTS                                                                                       (in Thousands)
                    S&P       Moody's    Face                                                                         Value
STATE               Ratings   Ratings   Amount    Issue                                                             (Note 1a)
Alabama--2.4%       NR*       Aaa      $ 2,815    Alabama HFA, S/F Home Mortgage Revenue Bonds, Series A-1,
                                                  6.60% due 4/01/2019                                               $  2,941

Arizona--0.5%       A1+       P1           600    Coconino County, Arizona, Pollution Control Corporation
                                                  Revenue Bonds (Arizona Public Service--Navajo Project),
                                                  VRDN, AMT, Series A, 3.65% due 10/01/2029 (h)                          600

Arkansas--1.0%      AAA       NR*        1,180    Arkansas State Development Finance Authority, S/F Mortgage
                                                  Revenue Bonds (Mortgage Backed Securities Program), AMT,
                                                  Series D, 6.80% due 1/01/2022 (f)(g)                                 1,236

California--5.2%    BBB-      Baa        5,000    Foothill, California, Eastern Transportation Corridor Agency,
                                                  Toll Road Revenue Bonds, Senior Lien, Series A, 6.50% due
                                                  1/01/2015 (i)                                                        1,600
                    AAA       Aaa        1,750    Los Angeles, California, Wastewater System Revenue Refunding
                                                  Bonds, Series D, 5.20% due 11/01/2021 (b)                            1,623
                    AAA       Aaa        3,000    San Diego, California, IDR (San Diego Gas and Electric Co.),
                                                  Series A, 6.10% due 9/01/2018 (a)                                    3,092

Colorado--5.3%      NR*       Aa         2,000    Colorado HFA, S/F Program, AMT, Series D-1, 7.375% due 6/01/2026     2,185
                    AAA       Aaa        3,840    El Paso County, Colorado, Falcon School District No. 49,
                                                  UT, 6.50% due 12/01/2015 (a)                                         4,258

Connecticut--4.0%   AA        Aa         3,825    Connecticut State, HFA, Housing Mortgage Finance Program
                                                  Revenue Bonds, Sub-Series B-1, 6.125% due 5/15/2018                  3,892
                    BBB-      NR*        1,000    Connecticut State Health and Educational Facilities Authority
                                                  Revenue Bonds (University of New Haven), Series D, 6.70% due
                                                  7/01/2026                                                            1,005

Florida--3.6%       AA        Aa         1,000    Florida HFA, Refunding (Homeowner Mortgage), Series 1B, 5.95%
                                                  due 7/01/2014                                                        1,012
                    NR*       Baa1       1,000    Jacksonville, Florida, Health Facilities Authority, IDR
                                                  (National Benevolent--Cypress Village), Series A, 6.25% due
                                                  12/01/2026                                                             996
                    BBB+      Baa2       1,000    Nassau County, Florida, PCR, Refunding (ITT Rayonier Inc.
                                                  Project), 6.25% due 6/01/2010                                        1,016
                    NR*       Baa          750    Palm Bay, Florida, Lease Revenue Refunding Bonds (Florida
                                                  Education and Research Foundation Project), Series A, 6.85%
                                                  due 9/01/2013                                                          802
                    A1        VMIG1++      600    Pinellas County, Florida, Health Facilities Authority, Revenue
                                                  Refunding Bonds (Pooled Hospital Loan Program), DATES, 3.65%
                                                  due 12/01/2015 (h)                                                     600

Georgia--0.9%       AAA       Aaa        1,000    Municipal Electric Authority of Georgia (Project One), Sub-Series
                                                  A, 6.50% due 1/01/2026 (c)                                           1,090

Illinois--8.8%      NR*       NR*        2,000    Beardstown, Illinois, IDR (Jefferson Smurfit Corp. Project),
                                                  8% due 10/01/2016                                                    2,121
                    AAA       Aaa        3,630    Illinois Development Finance Authority, PCR, Refunding
                                                  (Commerce Edison Company Project), Series D, 6.75% due
                                                  3/01/2015 (c)                                                        3,971
                    AA-       Aa3        3,285    Illinois Development Finance Authority Revenue Bonds
                                                  (Presbyterian Home Lake), Series B, 6.30% due 9/01/2022              3,367
                    NR*       Baa1       1,250    Illinois Health Facilities Authority Revenue Bonds (Holy Cross
                                                  Hospital Project), 6.70% due 3/01/2014                               1,284

Indiana--4.3%       BBB       Baa2       4,900    Indianapolis, Indiana, Airport Authority, Special Facilities
                                                  Revenue Bonds (Federal Express Corporation Project), AMT, 7.10%
                                                  due 1/15/2017                                                        5,240

Maryland--0.9%      A-        NR*        1,000    Maryland State Energy Financing Administration, Solid Waste
                                                  Disposal Revenue Bonds (Wheelabrator Water Projects), AMT, 6.30%
                                                  due 12/01/2010                                                       1,039

Massachusetts--     A+        Aa         1,000    Massachusetts State, HFA, S/F Housing Revenue Bonds, Series 41,
5.1%                                              6.35% due 6/01/2017                                                  1,035
                    A-        NR*        5,000    Massachusetts State Health and Educational Facilities Authority,
                                                  Revenue Refunding Bonds (Melrose Wakefield Hospital), Series B,
                                                  6.25% due 7/01/2012                                                  5,106

Michigan--6.3%                                    Michigan State Hospital Finance Authority Revenue Bonds:
                    AAA       Aaa        3,100      INFLOS (Sisters of Mercy), 8.717% due 2/15/2022 (d)(e)             3,314
                    A         A            500      Refunding (Detroit Medical Center Obligated Group), Series A,
                                                    6.50% due 8/15/2018                                                  522
                    AAA       Aaa        3,600    Western Townships, Michigan, Utilities Authority, Sewer Disposal
                                                  System, Crossover Refunding, 6.50% due 1/01/2019 (d)                 3,829

Minnesota--0.8%     AA+       Aa         1,000    Minnesota State, HFA, S/F Mortgage, Series D, 6% due 1/01/2016       1,012

New Mexico--2.4%    BB+       Ba1        2,900    Farmington, New Mexico, PCR, Refunding (Public Service
                                                  Company--San Juan Project), Series A, 6.40% due 8/15/2023            2,906

New York--11.7%     AAA       Aaa        2,000    Metropolitan Transportation Authority, New York, Commuter
                                                  Facilities Revenue Bonds, Series A, 6.10% due 7/01/2026 (b)          2,074
                    BBB+      Baa1       2,500    New York City, New York, GO, Refunding, UT, Series C, 5.875%
                                                  due 2/01/2016                                                        2,417
                    BBB+      Baa1       2,500    New York City, New York, GO, UT, Series F, 5.75% due 2/01/2019       2,365
                    BB+       Baa2       3,525    New York City, New York, IDA, Special Facility Revenue Bonds
                                                  (American Airlines Inc. Project), AMT, 6.90% due 8/01/2024           3,747
                    A         Aa         3,400    New York State Environmental Facilities Corporation, PCR (State
                                                  Water Revolving Fund), Series E, 6.50% due 6/15/2014                 3,646

North Carolina--    AA        Aa         1,500    North Carolina HFA, S/F, Series II, 6.20% due 3/01/2016              1,547
1.3%

Ohio--3.6%          BBB-      NR*        1,750    Dayton, Ohio, Special Facilities Revenue Refunding Bonds (Emery
                                                  Air Freight Corp.--Emery Worldwide Air Inc.), Series F, 6.05%
                                                  due 10/01/2009                                                       1,779
                    NR*       Aa         1,000    Franklin County, Ohio, Hospital Revenue Refunding and
                                                  Improvement Bonds (Childrens Hospital Project), Series A,
                                                  5.875% due 11/01/2025                                                  995
                    AAA       Aaa        1,500    Ohio State, Water Development Authority, Pollution Control
                                                  Facilities Revenue Refunding Bonds (Pennsylvania Power Co.
                                                  Project), 6.15% due 8/01/2023 (c)                                    1,559

Oklahoma--1.4%      BBB       Baa        1,650    Holdenville, Oklahoma, Industrial Authority, Correctional
                                                  Facility Revenue Bonds, 6.60% due 7/01/2010                          1,689

Oregon--1.7%        NR*       Aa         1,630    Oregon State Housing and Community Services Department, S/F
                                                  Mortgage Program Revenue Bonds, AMT, Series E, 7.10% due
                                                  7/01/2014                                                            1,709
                    AAA       Aaa        1,000    Portland, Oregon, Arena Gas Tax Revenue Bonds, 6.25% due
                                                  6/01/2017 (d)(i)                                                       291

Portfolio Abbreviations


To simplify the listings of Merrill Lynch Municipal Strategy Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT       Alternative Minimum Tax (subject to)
DATES     Daily Adjustable Tax-Exempt Securities
GO        General Obligation Bonds
HDA       Housing Development Authority
HFA       Housing Finance Agency
IDA       Industrial Development Authority
IDB       Industrial Development Board
IDR       Industrial Development Revenue Bonds
INFLOS    Inverse Floating Rate Municipal Bonds
IRS       Inverse Rate Securities
M/F       Multi-Family
PCR       Pollution Control Revenue Bonds
S/F       Single-Family
UT        Unlimited Tax
VRDN      Variable Rate Demand Notes

SCHEDULE OF INVESTMENTS (concluded)                                                                           (in Thousands)
                    S&P       Moody's    Face                                                                         Value
STATE               Ratings   Ratings   Amount    Issue                                                             (Note 1a)
Pennsylvania--7.1%  AAA       Aaa      $ 2,950    Keystone Oaks, Pennsylvania, School District, IRS, UT,
                                                  Series D, 7.754% due 9/01/2016 (c)(e)                             $  2,966
                                                  Pennsylvania Economic Development Financing Authority,
                                                  Resource Recovery Revenue Bonds:
                    BBB-      NR*        2,500      (Colver Project), AMT, Series D, 7.15% due 12/01/2018              2,619
                    NR*       NR*        2,000      (Northampton Generating), Series A, 6.50% due 1/01/2013            1,961
                    NR*       NR*        1,000    Philadelphia, Pennsylvania, Authority for IDR, Refunding
                                                  (Commercial Development--Philadelphia Airport), AMT, 7.75%
                                                  due 12/01/2017                                                       1,070
South Carolina--    AAA       Aaa        2,000    Fairfield County, South Carolina, PCR (South Carolina Gas and
3.1%                                              Electric Co.), 6.50% due 9/01/2014 (a)                               2,188
                    A-        A1         1,500    Richland County, South Carolina, Solid Waste Disposal
                                                  Facilities Revenue Bonds (Union Camp Corporation Project),
                                                  AMT, Series A, 6.75% due 5/01/2022                                   1,589

Tennessee--0.5%     AA-       Aa3          620    Humphreys County, Tennessee, IDB, Solid Waste Disposal Revenue
                                                  Bonds (E.I. DuPont de Nemours & Co. Project), AMT, 6.70% due
                                                  5/01/2024                                                              664

Texas--10.2%        A-        A          5,760    Harris County, Texas, Health Facilities Development Corporation,
                                                  Hospital Revenue Bonds (Memorial Hospital Systems Project),
                                                  Series A, 6.625% due 6/01/2024                                       6,036
                    AAA       Aaa        1,000    Harris County, Texas, Refunding (Toll Road), Senior Lien, 5.375%
                                                  due 8/15/2020 (b)                                                      958
                    AAA       Aaa        2,600    Red River Authority, Texas, PCR, Refunding (West Texas Utilities
                                                  Co.--Public Service Co. of Oklahoma--Central Power and Light
                                                  Co.), 6% due 6/01/2020 (a)                                           2,674
                    AAA       Aaa        2,500    Texas State Municipal Power Agency, Revenue Refunding Bonds,
                                                  Series A, 6.75% due 9/01/2012 (c)                                    2,772

Utah--0.2%          NR*       P1           200    Salt Lake County, Utah, PCR, Refunding (Service Station
                                                  Holdings Project), VRDN, 3.60% due 2/01/2008 (h)                       200

Virginia--3.1%      NR*       NR*        1,700    Richmond, Virginia, IDA, Museum Facilities Revenue Refunding
                                                  Bonds (Virginia Historical Society Project), 6.25% due 9/01/2016     1,681
                    AA+       Aa1        2,000    Virginia State, HDA, M/F Housing, Series B, 5.95% due 5/01/2016      2,019

Wyoming--1.7%       BBB       Baa2       2,000    Sweetwater County, Wyoming, Solid Waste Disposal Revenue
                                                  Bonds (FMC Corporation Project), AMT, Series A, 7% due 6/01/2024     2,119

Puerto Rico--1.9%   BBB+      Baa1       2,500    Puerto Rico Electric Power Authority Revenue Bonds, 5.25% due
                                                  7/01/2021                                                            2,290

                    Total Investments (Cost--$118,383)--99.0%                                                        120,318

                    Other Assets Less Liabilities--1.0%                                                                1,255
                                                                                                                    --------
                    Net Assets--100.0%                                                                              $121,573
                                                                                                                    ========

                 (a)MBIA Insured.
                 (b)FGIC Insured.
                 (c)AMBAC Insured.
                 (d)FSA Insured.
                 (e)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1996.
                 (f)FNMA Collateralized.
                 (g)GNMA Collateralized.
                 (h)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1996.
                 (i)Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase by the Fund.
                   *Not Rated.
                  ++Highest short-term rating by Moody's Investors Service, Inc.
                  Ratings of issues shown have not been audited by Deloitte & Touche LLP.

                  See Notes to Financial Statements.

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL
                    As of October 31, 1996
Assets:             Investments, at value (identified cost--$118,382,975) (Note 1a)                         $120,317,921
                    Cash                                                                                          93,817
                    Receivables:
                      Interest                                                             $  2,138,178
                      Capital shares sold                                                       192,616        2,330,794
                                                                                           ------------
                    Deferred organization expenses (Note 1e)                                                     249,048
                    Prepaid expenses and other assets (Note 1e)                                                   71,191
                                                                                                            ------------
                    Total assets                                                                             123,062,771
                                                                                                            ------------
Liabilities:        Payables:
                      Securities purchased                                                      989,690
                      Dividends to shareholders (Note 1f)                                       190,131
                      Administration fees (Note 2)                                               25,354
                      Investment advisory fees (Note 2)                                          15,213        1,220,388
                                                                                           ------------
                    Accrued expenses and other liabilities                                                       269,506
                                                                                                            ------------
                    Total liabilities                                                                          1,489,894
                                                                                                            ------------

Net Assets:         Net assets                                                                              $121,572,877
                                                                                                            ============

Capital:            Capital Stock (200,000,000 shares authorized) (Note 4):
                      Preferred Stock, par value $.10 per share (1,520 shares of
                      AMPS* issued and outstanding at $25,000
                      per share liquidation preference)                                                     $ 38,000,000
                      Common Stock, par value $.10 per share (8,218,896 shares
                      issued and outstanding)                                              $    821,890
                    Paid-in capital in excess of par                                         81,271,986
                    Undistributed investment income--net                                          4,568
                    Accumulated realized capital losses on investments--net (Note 5)           (460,513)
                    Unrealized appreciation on investments--net                               1,934,946
                                                                                           ------------
                    Total--Equivalent to $10.17 net asset value per share of Common Stock                     83,572,877
                                                                                                            ------------
                    Total capital                                                                           $121,572,877
                                                                                                            ============

                   *Auction Market Preferred Stock.

                    See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
                    For the Period November 3, 1995++ to October 31, 1996
Investment          Interest and amortization of premium and discount earned                                $  5,319,253
Income (Note 1d):

Expenses:           Investment advisory fees (Note 2)                                      $    446,931
                    Administrative fees (Note 2)                                                223,466
                    Registration fees                                                            87,541
                    Transfer agent fees                                                          71,704
                    Amortization of organization expenses (Note 1e)                              61,964
                    Accounting services (Note 2)                                                 60,526
                    Commission fees                                                              48,107
                    Professional fees                                                            41,000
                    Listing fees                                                                 34,941
                    Directors' fees and expenses                                                 24,645
                    Custodian fees                                                               11,606
                    Printing and shareholder reports                                             10,467
                    Pricing fees                                                                  5,974
                                                                                           ------------
                    Total expenses before reimbursement                                       1,128,872
                    Reimbursement of expenses (Note 2)                                         (650,746)
                                                                                           ------------
                    Total expenses after reimbursement                                                           478,126
                                                                                                            ------------
                    Investment income--net                                                                     4,841,127
                                                                                                            ------------

Realized &          Realized loss on investments--net                                                           (460,513)
Unrealized Gain     Unrealized appreciation on investments--net                                                1,934,946
(Loss) on                                                                                                   ------------
Investments--Net    Net Increase in Net Assets Resulting from Operations                                    $  6,315,560
(Notes 1b, 1d & 3):                                                                                         ============

                  ++Commencement of Operations.

                    See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
                                                                                                          For the Period
                                                                                                            Nov. 3, 1995++
                    Increase (Decrease) in Net Assets:                                                  to Oct. 31, 1996
Operations:         Investment income--net                                                                  $  4,841,127
                    Realized loss on investments--net                                                           (460,513)
                    Unrealized appreciation on investments--net                                                1,934,946
                                                                                                            ------------
                    Net increase in net assets resulting from operations                                       6,315,560
                                                                                                            ------------

Dividends to        Investment income--net:
Shareholders          Common Stock                                                                            (4,173,956)
(Note 1f):            Preferred Stock                                                                           (662,603)
                                                                                                            ------------
                    Net decrease in net assets resulting from dividends to shareholders                       (4,836,559)
                                                                                                            ------------
Capital Stock       Proceeds from issuance of Preferred Stock                                                 38,000,000
Transactions        Net increase in net assets derived from Common Stock transactions                         82,293,876
(Notes 1e & 4):     Offering costs resulting from the issuance of Preferred Stock                               (300,000)
                                                                                                            ------------
                    Net increase in net assets derived from capital stock transactions                       119,993,876
                                                                                                            ------------

Net Assets:         Total increase in net assets                                                             121,472,877
                    Beginning of period                                                                          100,000
                                                                                                            ------------
                    End of period*                                                                          $121,572,877
                                                                                                            ============

                   *Undistributed investment income--net                                                    $      4,568
                                                                                                            ============

                  ++Commencement of Operations.

                    See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
                    The following per share data and ratios have been derived
                    from information provided in the financial statements.                                For the Period
                                                                                                       Nov. 3, 1995++ to
                    Increase (Decrease) in Net Asset Value:                                                Oct. 31, 1996
Per Share           Net asset value, beginning of period                                                    $      10.00
Performance:                                                                                                ------------
                    Investment income--net                                                                           .68
                    Realized and unrealized gain on investments--net                                                 .21
                                                                                                            ------------
                    Total from investment operations                                                                 .89
                                                                                                            ------------
                    Less dividends to Common Stock shareholders:
                      Investment income--net                                                                        (.59)
                                                                                                            ------------
                    Effect of Preferred Stock activity:++++
                      Dividends to Preferred Stock shareholders:
                      Investment income--net                                                                        (.09)
                      Capital charge resulting from issuance of Preferred Stock                                     (.04)
                                                                                                            ------------
                    Total effect of Preferred Stock activity                                                        (.13)
                                                                                                            ------------
                    Net asset value, end of period                                                          $      10.17
                                                                                                            ============

Total Investment    Based on net asset value per share                                                             7.81%+++
Return:**                                                                                                   ============

Ratios to Average   Expenses, net of reimbursement                                                                  .53%*
Net Assets:***                                                                                              ============
                    Expenses                                                                                       1.26%*
                                                                                                            ============
                    Investment income--net                                                                         5.40%*
                                                                                                            ============

Supplemental        Net assets, net of Preferred Stock, end of period (in thousands)                        $     83,573
Data:                                                                                                       ============
                    Preferred Stock outstanding, end of period (in thousands)                               $     38,000
                                                                                                            ============
                    Portfolio turnover                                                                           234.41%
                                                                                                            ============

Leverage:           Asset coverage per $1,000                                                               $      3,199
                                                                                                            ============

Dividends           Investment income--net                                                                  $        564
Per Share on                                                                                                ============
Preferred Stock
Outstanding:

                   *Annualized.
                  **Total investment returns exclude the effects of the early withdrawal charge, if any. The Fund is a continuously offered, closed-end fund, the shares of which are offered at net asset value.
                    Therefore, no separate market exists for such shares.
                 ***Do not reflect the effect of dividends to Preferred Stock shareholders.
                  ++Commencement of Operations.
                ++++The Fund's Preferred Stock was issued on March 11, 1996.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS



1. Significant Accounting Policies:
Merrill Lynch Municipal Strategy Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a continuously offered, non-diversified, closed-end management investment company. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Options, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges or, lacking any sales, at the last available bid price. Short-term investments with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization and offering expenses--Deferred organization expenses are amortized on a straight-line basis over a five-year period beginning with the commencement of operations.
Direct expenses relating to the public offering of the Preferred

NOTES TO FINANCIAL STATEMENTS (concluded)


Stock were charged to capital at the time of issuance. Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average daily net assets.

The Fund also has entered into an Administrative Services Agreement with FAM whereby FAM will receive a fee equal to an annual rate of 0.25% of the Fund's average daily net assets, in return for the perfomance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund. For the period November 3, 1995 to October 31, 1996, FAM earned fees of $446,931, of which $419,740 was voluntarily waived. FAM also voluntarily reimbursed the Fund additional expenses of $231,006.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, Merrill Lynch, Pierce, Fenner & Smith Inc.
("MLPF&S"), MLFDS, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the period November 3, 1995 to October 31, 1996 were
$300,970,894 and $205,009,562, respectively.

Net realized and unrealized gains (losses) as of October 31, 1996 were as follows:

                                    Realized      Unrealized
                                  Gains (Losses)    Gains

Long-term investments            $ (1,101,657)   $ 1,934,946
Financial futures contracts           641,144             --
                                 ------------   ------------
Total                             $  (460,513)   $ 1,934,946
                                  ===========    ===========


As of October 31, 1996, net unrealized appreciation for Federal income tax purposes aggregated $1,914,325, of which $2,024,224 related to appreciated securities and $109,899 related to depreciated securities. The aggregate cost of investments at October 31, 1996 for Federal income tax purposes was $118,403,596.

4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Transactions in Common Stock were as follows:


For the Period
November 3, 1995++ to                               Dollar
October 31, 1996                      Shares        Amount

Shares sold                         8,321,280    $83,406,334
Shares issued to shareholders in
reinvestment of dividends              87,288        867,654
                                  -----------    -----------
Total issued                        8,408,568     84,273,988
Shares redeemed                      (199,672)    (1,980,112)
                                  -----------    -----------
Net increase                        8,208,896    $82,293,876
                                  ===========    ===========
[FN]
++Prior to November 3, 1995 (commencement of operations), the Fund issued 10,000 shares to FAM for $100,000.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred
Stock of the Fund that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yield in effect at October 31, 1996 was 3.45%.

In connection with the offering of AMPS, the Board of Directors reclassified 1,520 shares of unissued capital stock as AMPS. As of October 31, 1996, there were 1,520 AMPS shares authorized, issued and outstanding with a liquidation preference of $25,000 per share.

The Fund pays commissions to certain broker dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the period November 3, 1995 to October 31, 1996, MLPF&S, an affiliate of FAM, earned
$48,107 as commissions.

5. Capital Loss Carryforward:
At October 31, 1996, the Fund had a net capital loss carryforward of approximately $355,000, all of which expires in 2004. This amount will be available to offset like amounts of any future taxable gain.

                    [This page is intentionally left blank.]

                                   APPENDIX I
                RATINGS OF MUNICIPAL BONDS AND COMMERCIAL PAPER

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S ("MOODY'S") MUNICIPAL BOND RATINGS

     Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Con. (. . .)--Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

     Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.

     Short-term Notes and Variable Rate Demand Obligations: The four ratings of Moody's for short-term notes and VRDOs are MIG-1/VMIG-1, MIG-2/VMIG-2, MIG-3/VMIG-3, and MIG-4/VMIG-4; MIG-1/VMIG-1 denotes "best quality, enjoying strong protection from established cash flows"; MIG-2/VMIG-2 denotes "high quality" with "ample margins of protection"; MIG-3/VMIG-3 instruments are of "favorable quality . . . but lacking the undeniable strength of the preceding grades"; MIG-4/VMIG-4 notes are of "adequate quality, carrying specific risk but having protection . . . and not distinctly or predominantly speculative."

DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS

     Moody's Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

          PRIME-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term promissory obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

          PRIME-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

          PRIME-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

          NOT PRIME Issuers rated Not Prime do not fall within any of the Prime rating categories.

     If an issuer represents to Moody's that its Commercial Paper obligations are supported by the credit of another entity or entities, then the name or names of such supporting entity or entities are listed within the parentheses beneath the name of the issuer, or there is a footnote referring the reader to another page for the name or names of the supporting entity or entities. In assigning ratings to such issuers, Moody's evaluates the financial strength of the affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment. Moody's makes no representations and gives no opinion on the legal validity or enforceability of any support arrangement. You are cautioned to review with your counsel any questions regarding particular support arrangements.

DESCRIPTION OF STANDARD & POOR'S RATINGS SERVICES ("S&P") MUNICIPAL DEBT RATINGS

     An S&P's municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

     The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

     The ratings are based on current information furnished by the issuer or obtained by S&P's from other sources S&P's considers reliable. S&P's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

     The ratings are based, in varying degrees, on the following considerations:

          I. Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

          II.  Nature of and provisions of the obligation;

          III. Protection afforded to, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

          AAA Debt rated "AAA" has the highest rating assigned by S&P's. Capacity to pay interest and repay principal is extremely strong.

          AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.

          A Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

          BBB Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.

          BB, B, CCC, CC, C Debt rated "BB", "B", "CCC", "CC" and "C" is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

          C1 The rating "C1" is reserved for income bonds on which no interest is being paid.

          D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

DESCRIPTION OF S&P'S COMMERCIAL PAPER RATINGS

     An S&P's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

     Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:

          A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

          A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

          A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

          B Issues rated "B" are regarded as having only speculative capacity for timely payment.

          C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

          D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P's believes that such payments will be made during such grace period.

     A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P's by the issuer or obtained by S&P's from other sources it considers reliable. S&P's does not conduct an audit in connection with any rating and may, on occasion, relay on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information or based on other circumstances.

     An S&P's municipal note rating reflects the liquidity concerns and market access risks unique to such notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

          Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note).

          Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

     Note rating symbols are as follows:

         SP-1      A very strong, or strong, capacity to pay principal and interest. Issues that possess overwhelming safety characteristics will be given a "+"
                   designation.
         SP-2      A satisfactory capacity to pay principal and interest.
         SP-3      A speculative capacity to pay principal and interest.

DESCRIPTION OF FITCH INVESTORS SERVICE, INC.'S ("FITCH") INVESTMENT GRADE BOND RATINGS

     Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The rating represents Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

     The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

     Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guarantees unless otherwise indicated.

     Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

     Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

     Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

     AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA--Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

     A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     BBB--Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Plus (+) or Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

Credit Trend Indicator: Credit trend indicators show whether credit fundamentals are improving, stable, declining, or uncertain, as follows:

Improving      (up arrow)
Stable         (left/right arrow)
Declining      (down arrow)
Uncertain      (up/down arrow)

Credit trend indicators are not predictions that any rating change will occur, and have a longer-term time frame than issues placed on FitchAlert.

NR indicates that Fitch does not rate the specific issue.

     CONDITIONAL: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

     SUSPENDED: A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.

     WITHDRAWN: A rating will be withdrawn when an issue matures or is called or refinanced and, at Fitch's discretion, when an issuer fails to furnish proper and timely information.

FITCHALERT: Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as "Positive" indicating a potential upgrade, "Negative" for potential downgrade, or "Evolving" where ratings may be raised or lowered. FitchAlert is relatively short-term, and should be resolved within three to 12 months.

     Ratings Outlook An outlook is used to describe the most likely direction of any rating change over the intermediate term. It is described as "Positive" or "Negative." The absence of a designation indicates a stable outlook.

DESCRIPTION OF FITCH'S SPECULATIVE GRADE BOND RATINGS

     Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings ("BB" to "C") represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating ("DDD" to "D") is an assessment of the ultimate recovery value through reorganization or liquidation.

     The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength.

     It should be noted that issues that have the same rating are of similar but not necessarily identical credit quality since rating categories cannot fully reflect the differences in degrees of credit risk.

     BB--Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

     B--Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

     CCC--Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

     CC--Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

     C--Bonds are in imminent default in payment of interest or principal.

     DDD, DD, and D--Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

Plus (+) or Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "DDD," "DD," or "D" categories.

DESCRIPTION OF FITCH'S SHORT-TERM RATINGS

     Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

     The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

     Fitch short-term ratings are as follows:

     F-1+     Exceptionally Strong Credit Quality.  Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.
      F-1     Very Strong Credit Quality.  Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

      F-2     Good Credit Quality.  Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" and "F-1" ratings.
      F-3     Fair Credit Quality.  Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate;
              however, near-term adverse changes could cause these securities to be rated below investment grade.
      F-4     Weak Credit Quality.  Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.
        D     Default.  Issues assigned this rating are in actual or imminent payment default.
      LOC     The symbol "LOC" indicates that the rating is based on a letter of credit issued by a commercial bank.

                                  APPENDIX II
                       TAXABLE EQUIVALENT YIELDS FOR 1997

    TAXABLE INCOME*                                                    A TAX-EXEMPT YIELD OF
------------------------                  -------------------------------------------------------------------------------
                              1997
                             FEDERAL
  SINGLE        JOINT          TAX
  RETURN        RETURN       BRACKET        5.00%         5.50%         6.00%         6.50%         7.00%         7.50%
----------    ----------    ---------     ---------     ---------     ---------     ---------     ---------     ---------
                                                                  IS EQUAL TO A TAXABLE YIELD OF
 $24,651-      $41,201-         28.00%         6.94%         7.64%         8.33%         9.03%         9.72%        10.42%
 $59,750       $99,600
 $59,751-      $99,601-         31.00%         7.25%         7.97%         8.70%         9.42%        10.14%        10.87%
 $124,650      $151,750
$124,651-     $151,751-         36.00%         7.81%         8.59%         9.38%        10.16%        10.94%        11.72%
 $271,050      $271,050
   Over          Over
 $271,050      $271,050         39.60%         8.28%         9.11%         9.93%        10.76%        11.59%        12.42%

------------------

* An investor's marginal tax rates may exceed the rates shown in the above table due to the reduction, or possible elimination, of the personal exemption deduction for high-income taxpayers and an overall limit on itemized deductions. Income also may be subject to certain state and local taxes. For investors who pay alternative minimum tax, tax-exempt yields may be equivalent to lower taxable yields than those shown above. The tax rates shown above do not apply to corporate taxpayers. The tax characteristics of the Fund are described more fully elsewhere in this Prospectus. Consult your tax adviser for further details. This chart is for illustrative purposes only and cannot be taken as an indication of anticipated Fund performance.

                    [This page is intentionally left blank.]

                  MERRILL LYNCH MUNICIPAL STRATEGY FUND, INC.
                               AUTHORIZATION FORM
--------------------------------------------------------------------------------

1. SHARE PURCHASE APPLICATION

    I, being of legal age, wish to purchase .... shares of Merrill Lynch
Municipal Strategy Fund, Inc. and establish an Investment Account as described in the Prospectus.

    Basis for establishing an Investment Account:

    I enclose a check for $.... payable to Merrill Lynch Financial Data
Services, Inc., as an initial investment (minimum $1,000). (Subsequent investments $50 or more.) I understand that this purchase will be executed at the applicable offering price next to be determined after this Application is received by you.

    Until you are notified by me in writing, the following options with respect to dividends and distributions are elected:

                 ----------------------------------------    ----------------------------------------
Distribution     Elect [ ]   reinvest dividends              Elect [ ]   reinvest capital gains
Options          One  [ ]    pay dividends in cash           One  [ ]    pay capital gains in cash
                 ----------------------------------------    ----------------------------------------

    IF NO ELECTION IS MADE, DIVIDENDS AND CAPITAL GAINS WILL BE REINVESTED AUTOMATICALLY AT NET ASSET VALUE WITHOUT A SALES CHARGE.

(PLEASE PRINT)                                                       --------------------------------
Name.........................................................
          First Name          Initial          Last
  Name
                                                                     --------------------------------
Name of Co-Owner (if any)....................................                         Social Security No.
                            First Name   Initial   Last                         or Taxpayer Identification No.
                              Name
Address......................................................
 .............................................................        ........................, 19.....
                                                   (Zip Code)                                   Date

    Under penalty of perjury, I certify (1) that the number set forth above is my correct Social Security No. or Taxpayer Identification No. and (2) that I am not subject to backup withholding (as discussed in the Prospectus under "Taxes") either because I have not been notified that I am subject thereto as a result of a failure to report all interest or dividends, or the Internal Revenue Service ("IRS") has notified me that I am no longer subject thereto.

    INSTRUCTION: YOU MUST STRIKE OUT THE LANGUAGE IN (2) ABOVE IF YOU HAVE BEEN NOTIFIED THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING DUE TO UNDERREPORTING, AND IF YOU HAVE NOT RECEIVED A NOTICE FROM THE IRS THAT BACKUP WITHHOLDING HAS BEEN TERMINATED. THE UNDERSIGNED AUTHORIZES THE FURNISHING OF THIS CERTIFICATION TO OTHER MERRILL LYNCH-SPONSORED INVESTMENT COMPANIES.

SIGNATURE OF OWNER ....................................  SIGNATURE OF CO-OWNER
(IF ANY)........................................................................
  In the case of co-owners, a joint tenancy with right of survivorship will be presumed unless otherwise specified.
--------------------------------------------------------------------------------

2. FOR DEALER ONLY

                      Branch Office, Address, Stamp
----------
----------

--------
--------

--------
--------
----------
----------

This form when completed should be mailed to:

Merrill Lynch Municipal Strategy Fund, Inc.
c/o Merrill Lynch Financial Data Services, Inc.
P.O. Box 45289
Jacksonville, Florida 32232-5289.

We guarantee the Shareholder's Signature.

 ......................................................
                            Dealer Name and Address

By .............................................................................
                         Authorized Signature of Dealer

----------                 --------------
                                                   ...................
----------                 --------------
Branch-Code                   F/C No.              F/C Last Name
----------             -----------------
----------             -----------------
Dealer's Customer A/C No.

------

    NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING OF ANY SECURITIES OTHER THAN THE REGISTERED SECURITIES TO WHICH IT RELATES OR AN OFFER TO ANY PERSON IN ANY STATE OR JURISDICTION OF THE UNITED STATES OR ANY COUNTRY WHERE SUCH OFFER WOULD BE UNLAWFUL.
                            ------------------------

                               TABLE OF CONTENTS

                                       PAGE
                                       ---
Prospectus Summary..................     3
Risk Factors and Special
  Considerations....................     8
Fee Table...........................    10
Financial Highlights................    11
The Fund............................    12
Investment Objective and Policies...    12
Risks and Special Considerations of
  Leverage..........................    21
Investment Restrictions.............    24
Purchase of Shares..................    25
Tender Offers.......................    27
Contingent Deferred Sales Charge....    30
Directors and Officers..............    31
Investment Advisory and
  Administrative Arrangements.......    33
Portfolio Transactions..............    36
Dividends and Distributions.........    37
Taxes...............................    37
Automatic Dividend Reinvestment
  Plan..............................    42
Net Asset Value.....................    42
Description of Capital Stock........    43
Performance Data....................    46
Custodian...........................    47
Transfer Agent, Dividend Disbursing
  Agent and Shareholder Servicing
  Agent.............................    47
Legal Opinions......................    48
Independent Auditors................    48
Independent Auditors' Report........    49
Financial Statements................    50
Appendix I--Ratings of Municipal
  Bonds and Commercial Paper........    61
Appendix II--Taxable Equivalent
  Yields for 1997...................    69
Authorization Form..................    71

    Code #18302-0297

    [MERRILL LYNCH LOGO]

    MERRILL LYNCH
    MUNICIPAL STRATEGY
    FUND, INC.

    PROSPECTUS                                        [MERRILL LYNCH LOGO]
    February   , 1997
    Distributor:
    Merrill Lynch
    Funds Distributor, Inc.
    This prospectus should be
    retained for future reference.

                   APPENDIX FOR GRAPHIC AND IMAGE MATERIAL


      Pursuant to Rule 304 of Regulation S-T, the following table presents fair and accurate narrative descriptions of graphic and image material omitted from this EDGAR Submission File due to ASCII-incompatibility and cross-references this material to the location of each occurrence in the text.

DESCRIPTION OF OMITTED                                 LOCATION OF GRAPHIC
  GRAPHIC OR IMAGE                                       OR IMAGE IN TEXT
----------------------                                 --------------------
Compass plate, circular                           Back cover of Prospectus.
graph paper and Merrill Lynch
logo including stylized market
bull.

                                    PART C.
                               OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS.

     (1) FINANCIAL STATEMENTS

        Financial Highlights for the period November 3, 1995 (commencement of operations) to
        October 31, 1996.

        Schedule of Investments as of October 31, 1996.

        Statement of Assets, Liabilities and Capital as of October 31, 1996.

        Statement of Operations for the period November 3, 1995 (commencement of operations) to October 31, 1996.

        Statement of Changes in Net Assets for the period November 3, 1995 (commencement of operations) to October 31, 1996.

     (2) EXHIBITS:

        (a)(1)     -- Articles of Incorporation of the Registrant. (a)
           (2)     -- Articles of Amendment to the Articles of Incorporation of the Registrant
                      (name change). (a)
           (3)     -- Form of Articles Supplementary creating shares of Auction Market Preferred
                      Stock ("AMPS") of the Registrant. (b)
        (b)        -- By-Laws of the Registrant. (a)
        (c)        -- Not applicable.
        (d)(1)     -- Portions of the Articles of Incorporation and By-Laws of the Registrant
                      defining the rights of holders of shares of the Registrant. (c)
           (2)     -- Form of specimen certificate for shares of Common Stock of the Registrant.
                      (a)
           (3)     -- Form of specimen certificate for shares of AMPS of the Registrant. (b)
        (e)        -- Not applicable.
        (f)        -- Not applicable.
        (g)(1)     -- Form of Investment Advisory Agreement between the Registrant and Fund
                      Asset Management, L.P. (a)
           (2)     -- Form of Administration Agreement between the Registrant and Fund Asset
                      Management, L.P. (a)
        (h)(1)     -- Form of Distribution Agreement relating to the Common Stock between the
                      Registrant and Merrill Lynch Funds Distributor, Inc. ("MLFD") (the "Common
                      Stock Distribution Agreement"). (a)
           (2)     -- Form of Selected Dealer Agreement relating to the Common Stock. (a)
           (3)     -- Form of Distribution Agreement relating to the AMPS between the Registrant and Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch")
                      (the "AMPS Distribution Agreement"). (b)
        (i)        -- Not applicable.
        (j)        -- Form of Custody Agreement between the Registrant and The Bank of New York.
                      (a)
        (k)(1)     -- Form of Transfer Agency, Dividend Disbursing Agency and Shareholder
                      Servicing Agency Agreement between the Registrant and Merrill Lynch
                      Financial Data Services, Inc. ("MLFDS"). (a)
           (2)     -- Form of License Agreement relating to the use of the "Merrill Lynch" name.
                      (a)
           (3)     -- Form of Auction Agent Agreement between the Registrant and IBJ Schroeder
                      Bank & Trust Company. (b)
           (4)     -- Form of Broker-Dealer Agreement. (b)
           (5)     -- Form of Letter of Representations. (b)
        (l)        -- Opinion of Brown & Wood LLP, counsel to the Registrant.

        (m)        -- Not applicable.
        (n)        -- Consent of Deloitte & Touche LLP, independent auditors for the Registrant.
        (o)        -- Not applicable.
        (p)        -- Certificate of Fund Asset Management, L.P. (a)
        (q)        -- Not applicable.
        (r)        -- Financial Data Schedule.

------------------

(a) Previously filed as an Exhibit to the Registrant's registration statement on Form N-2, File No. 33-54655 (the "Common Stock Registration Statement") filed under the Securities Act of 1933, as amended (the "1933 Act").

(b) Incorporated by reference to the Registrant's registration statement on Form N-2, File No. 33-64311 (the "AMPS Registration Statement").

(c) Reference is made to Article V, Article VI (sections 2,3,4,5 and 6), Article VII, Article VIII, Article X, Article XI, Article XII and Article XIII of the Registrant's Articles of Incorporation, previously filed as Exhibit
     (a)(1) to the Common Stock Registration Statement; and to Article II,
     Article III (sections 1, 2, 3, 5 and 17), Article VI, Article VII, Article XII, Article XIII and Article XIV of the Registrant's By-Laws, previously filed as Exhibit (b) to the Common Stock Registration Statement. Reference is also made to the Form of Articles Supplementary previously filed as Exhibit (a)(3) to the AMPS Registration Statement.

ITEM 25. MARKETING ARRANGEMENTS.

     Previously provided as Exhibit (h) to the Registrant's Common Stock Registration Statement.

ITEM 26. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION.

     The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement.

        Registration......................................................  $    100
        Printing (other than stock certificates)..........................    50,000
        Fees and expenses of qualifications under state securities laws...    70,000
        Legal fees and expenses...........................................    10,000
        NASD fees.........................................................       533
                                                                            --------
             Total........................................................  $130,633
                                                                            ========

ITEM 27. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

     The information in the Prospectus under the captions "Investment Advisory and Administrative Arrangements" and "Description of Capital Stock -- Common Stock" and in Note 1 to the Statement of Assets, Liabilities and Capital is incorporated herein by reference.

ITEM 28. NUMBER OF HOLDERS OF SECURITIES.

                                                                          NUMBER OF HOLDERS
                               TITLE OF CLASS                             DECEMBER 31, 1996
    --------------------------------------------------------------------  -----------------
    Shares of Common Stock, par value $0.10 per share...................
    Shares of AMPS, par value $0.10 per share, liquidation
      preference $25,000 per share......................................

---------------
Note: The number of holders shown above includes holders of record plus beneficial owners, whose shares are held of record by Merrill Lynch.

ITEM 29. INDEMNIFICATION.

     Section 2-418 of the General Corporation Law of the State of Maryland,
Article VI of the Registrant's Articles of Incorporation, previously filed as Exhibit (a)(1) to the Registrant's Common Stock Registration Statement, Article VI of the Registrant's By-Laws, previously filed as Exhibit (b) to the Registrant's

Common Stock Registration Statement, and the Investment Advisory Agreement, a form of which was filed as Exhibit (g)(1) to the Registrant's Common Stock Registration Statement, provide for indemnification.

     Insofar as indemnification for liabilities arising under the 1933 Act may be provided to directors, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in connection with any successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

     Reference is made to Section 9 of each of the Common Stock and AMPS Distribution Agreements, forms of which were previously filed as Exhibits (h)(1) and (h) to the Registrant's Common Stock Registration Statement and AMPS Registration Statement, respectively, for provisions relating to the indemnification of the underwriter and distributor, respectively.

ITEM 30. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER.

     Fund Asset Management, L.P. (the "Investment Adviser"), acts as investment adviser for the following open-end investment companies: CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, The Corporate Fund Accumulation Program, Inc., Financial Institutions Series Trust, Merrill Lynch Basic Value Fund, Inc., Merrill Lynch California Municipal Series Trust, Merrill Lynch Corporate Bond Fund, Inc., Merrill Lynch Emerging Tigers Fund, Inc., Merrill Lynch Federal Securities Trust, Merrill Lynch Funds for Institutions Series, Merrill Lynch Multi-State Limited Maturity Municipal Series Trust, Merrill Lynch Multi-State Municipal Series Trust, Merrill Lynch Municipal Bond Fund, Inc., Merrill Lynch Phoenix Fund, Inc., Merrill Lynch Special Value Fund, Inc., Merrill Lynch World Income Fund, Inc., and The Municipal Fund Accumulation Program, Inc.; and for the following closed-end investment companies: Apex Municipal Fund, Inc., Corporate High Yield Fund, Inc., Corporate High Yield Fund II, Inc., Income Opportunities Fund 1999, Inc., Income Opportunities Fund 2000, Inc., MuniAssets Fund, Inc., MuniEnhanced Fund, Inc., MuniInsured Fund, Inc., MuniVest California Insured Fund, Inc., MuniVest Florida Fund, MuniVest Fund, Inc., MuniVest Fund II, Inc., MuniVest Michigan Insured Fund, Inc., MuniVest New Jersey Fund, Inc., MuniVest New York Insured Fund, Inc., MuniVest Pennsylvania Insured Fund, MuniYield Arizona Fund, Inc., MuniYield California Fund, Inc., MuniYield California Insured Fund, Inc., MuniYield California Insured Fund II, Inc., MuniYield Florida Fund, MuniYield Florida Insured Fund, MuniYield Fund, Inc., MuniYield Insured Fund, Inc., MuniYield Insured Fund II, Inc., MuniYield Michigan Fund, Inc., MuniYield Michigan Insured Fund, Inc., MuniYield New Jersey Fund, Inc., MuniYield New Jersey Insured Fund, Inc., MuniYield New York Insured Fund, Inc., MuniYield New York Insured Fund II, Inc., MuniYield New York Insured Fund III, Inc., MuniYield Pennsylvania Fund, MuniYield Quality Fund, Inc., MuniYield Quality Fund II, Inc., Senior High Income Portfolio, Inc., Taurus MuniCalifornia Holdings, Inc., Taurus MuniNew York Holdings, Inc. and Worldwide DollarVest Fund, Inc.

     Merrill Lynch Asset Management, L.P. ("MLAM"), an affiliate of the Investment Adviser, acts as the investment adviser for the following open-end investment companies: Merrill Lynch Adjustable Rate Securities Fund, Inc., Merrill Lynch Americas Income Fund, Inc., Merrill Lynch Asset Builder Program, Inc., Merrill Lynch Asset Growth Fund, Inc., Merrill Lynch Asset Income Fund, Inc., Merrill Lynch Capital Fund, Inc., Merrill Lynch Developing Capital Markets Fund, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch EuroFund, Merrill Lynch Fundamental Growth Fund, Inc., Merrill Lynch Fund for Tomorrow, Inc., Merrill Lynch Global Bond Fund for Investment and Retirement, Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global Convertible Fund, Inc., Merrill Lynch Global Holdings, Merrill Lynch Global

Resources Trust, Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch Global Utility Fund, Inc., Merrill Lynch Global Value Fund, Inc., Merrill Lynch Growth Fund, Merrill Lynch Healthcare Fund, Inc., Merrill Lynch Institutional Intermediate Fund, Merrill Lynch International Equity Fund, Merrill Lynch Latin America Fund, Inc., Merrill Lynch Middle East/Africa Fund, Inc., Merrill Lynch Municipal Series Trust, Merrill Lynch Pacific Fund, Inc., Merrill Lynch Ready Assets Trust, Merrill Lynch Retirement Series Trust, Merrill Lynch Series Fund, Inc., Merrill Lynch Short-Term Global Income Fund, Inc., Merrill Lynch Strategic Dividend Fund, Merrill Lynch Technology Fund, Inc., Merrill Lynch U.S. Treasury Money Fund, Merrill Lynch U.S.A. Government Reserves, Merrill Lynch Utility Income Fund, Inc. and Merrill Lynch Variable Series Funds, Inc.; and for the following closed-end investment companies: Convertible Holdings, Inc., Merrill Lynch High Income Municipal Bond Fund, Inc. and Merrill Lynch Senior Floating Rate Fund, Inc.

     The address of each of these investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011, except that the address of Merrill Lynch Funds for Institutions Series and Merrill Lynch Institutional Intermediate Fund is One Financial Center, 15th Floor, Boston, Massachusetts 02111-2646. The address of the Investment Adviser, MLAM, MLFD, Princeton Services, Inc. ("Princeton Services") and Princeton Administrators, L.P. also is P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of Merrill Lynch and Merrill Lynch & Co., Inc. ("ML & Co.") is North Tower, World Financial Center, 250 Vesey Street, New York, New York 10281-1213. The address of MLFDS is 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.

     Set forth below is a list of each executive officer and partner of the Investment Adviser indicating each business, profession, vocation or employment of a substantial nature in which each such person or entity has been engaged for the past two years for his or her or its own account or in the capacity of director, officer, employee, partner or trustee. In addition, Mr. Zeikel is President, Mr. Richard is Treasurer and Mr. Glenn is Executive Vice President of all or substantially all of the investment companies described in the preceding paragraph and also hold the same positions with all or substantially all of the investment companies advised by MLAM as they do with those advised by the Investment Adviser. Messrs. Giordano, Harvey, Hewitt, Kirstein and Monagle are directors or officers of one or more of such companies.

     Officers and Partners of FAM are set forth below as follows:

                              POSITION(S) WITH THE             OTHER SUBSTANTIAL BUSINESS,
          NAME                 INVESTMENT ADVISER           PROFESSION, VOCATION OR EMPLOYMENT
-------------------------  --------------------------    ----------------------------------------
ML & Co. ................  Limited Partner               Financial Services Holding Company;
                                                           Limited Partner of FAM

Princeton Services.......  General Partner               General Partner of MLAM

Arthur Zeikel............  President                     President and Director of MLAM;
                                                         President and Director of Princeton
                                                           Services; Director of MLFDS; Executive
                                                           Vice President of ML & Co.

Terry K. Glenn...........  Executive Vice President      Executive Vice President of MLAM;
                                                           Executive Vice President and Director
                                                           of Princeton Services; President and
                                                           Director of MLFDS; President of
                                                           Princeton Administrators, L.P.

Vincent R. Giordano......  Senior Vice President         Senior Vice President of MLAM; Senior
                                                           Vice President of Princeton Services

Elizabeth Griffin........  Senior Vice President         Senior Vice President of MLAM; Senior
                                                           Vice President of Princeton Services

                              POSITION(S) WITH THE             OTHER SUBSTANTIAL BUSINESS,
          NAME                 INVESTMENT ADVISER           PROFESSION, VOCATION OR EMPLOYMENT
-------------------------  --------------------------    ----------------------------------------
Norman R. Harvey.........  Senior Vice President         Senior Vice President of MLAM; Senior
                                                           Vice President of Princeton Services

Michael J. Hennewinkel...  Senior Vice President         Senior Vice President of MLAM; Senior
                                                           Vice President of Princeton Services

N. John Hewitt...........  Senior Vice President         Senior Vice President of MLAM; Senior
                                                           Vice President of Princeton Services

Philip L. Kirstein.......  Senior Vice President,        Senior Vice President, General Counsel
                             General Counsel and         and Secretary of MLAM; Senior Vice
                             Secretary                     President, General Counsel Director
                                                           and Secretary of Princeton Services;
                                                           Director of MLFD

Ronald M. Kloss..........  Senior Vice President and     Senior Vice President and Controller of
                             Controller                    MLAM; Senior Vice President and
                                                           Controller of Princeton Services

Stephen M.M. Miller......  Senior Vice President         Executive Vice President of Princeton
                                                           Administrators L.P.; Senior Vice
                                                           President of Princeton Services

Joseph T. Monagle........  Senior Vice President         Senior Vice President of MLAM; Senior
                                                           Vice President of Princeton Services

Michael L. Quinn.........  Senior Vice President         Senior Vice President of MLAM; Senior
                                                           Vice President of Princeton Services;
                                                           Managing Director and First Vice
                                                           President of Merrill Lynch, Pierce,
                                                           Fenner & Smith Incorporated.

Richard L. Reller........  Senior Vice President         Senior Vice President of MLAM; Senior
                                                           Vice President of Princeton Services

Gerald M. Richard........  Senior Vice President and     Senior Vice President and Treasurer of
                             Treasurer                     MLAM; Senior Vice President and
                                                           Treasurer of Princeton Services; Vice
                                                           President and Treasurer of MLFD

Ronald L. Welburn........  Senior Vice President         Senior Vice President of MLAM; Senior
                                                           Vice President of Princeton Services

Anthony Wiseman..........  Senior Vice President         Senior Vice President of MLAM; Senior
                                                           Vice President of Princeton Services


ITEM 31. LOCATION OF ACCOUNTS AND RECORDS.

     All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 (the "1940 Act") and the rules promulgated thereunder are maintained at the offices of the Registrant (800 Scudders Mill Road, Plainsboro, New Jersey 08536), the Investment Adviser (800 Scudders Mill Road, Plainsboro, New Jersey 08536), and the Registrant's custodian and transfer agent.

ITEM 32. MANAGEMENT SERVICES.

     Not applicable.

ITEM 33. UNDERTAKINGS.

     The undersigned Registrant hereby undertakes:

          (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

             (i) To include any prospectus required by Section 10(a)(3) of the 1933 Act;

             (ii) To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement; and

             (iii) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement.

          (2) That, for the purpose of determining any liability under the 1933 Act, each such post-effective amendment shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Plainsboro and State of New Jersey, on the 9th of January, 1997.

                                      MERRILL LYNCH MUNICIPAL STRATEGY FUND,
                                      INC.
                                        (Registrant)

                                      By:        /s/  TERRY K. GLENN

                                         ---------------------------------------
                                             (Terry K. Glenn, Executive Vice
                                                        President)

     Each person whose signature appears hereby authorizes Arthur Zeikel, Terry
K. Glenn or Gerald M. Richard, or any of them, as attorney-in-fact, to sign on his or her behalf, individually and in each capacity stated below, any amendments to this Registration Statement (including post-effective amendments) and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

                SIGNATURES                                TITLE                     DATE
------------------------------------------  --------------------------------- -----------------

              ARTHUR ZEIKEL                 President and Director (Principal January 9, 1997
------------------------------------------         Executive Officer)
             (Arthur Zeikel)

            GERALD M. RICHARD                Treasurer (Principal Financial   January 9, 1997
------------------------------------------                 and
           (Gerald M. Richard)                     Accounting Officer)
             RONALD W. FORBES                           Director              January 9, 1997
------------------------------------------
            (Ronald W. Forbes)

          CYNTHIA A. MONTGOMERY                         Director              January 9, 1997
------------------------------------------
         (Cynthia A. Montgomery)

            CHARLES C. REILLY                           Director              January 9, 1997
------------------------------------------
           (Charles C. Reilly)

              KEVIN A. RYAN                             Director              January 9, 1997
------------------------------------------
             (Kevin A. Ryan)

             RICHARD R. WEST                            Director              January 9, 1997
------------------------------------------
            (Richard R. West)

                                 EXHIBIT INDEX

EXHIBIT
 NUMBER
--------
(l)      -- Opinion of Brown & Wood LLP, counsel for the Registrant.
(n)      -- Consent of Deloitte & Touche LLP, independent auditors for the Registrant.
(r)      -- Financial Data Schedule.